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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WPX Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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3500 One Williams Center

Tulsa, Oklahoma 74172

April 3, 2018

Dear WPX Energy Stockholders:

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders of WPX Energy, Inc. The meeting will be held on Thursday, May 17, 2018, in the Oklahoma Ballroom of the Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103, at 9:30 a.m., Central Daylight Time. We look forward to greeting personally as many of our stockholders as possible at the Annual Meeting.

        The notice of the Annual Meeting and proxy statement that accompany this letter provide information concerning matters to be considered and acted upon at the Annual Meeting. Our proxy statement also includes information about the meeting itself, including:

  •
  how to obtain admission to the meeting if you plan to attend; and

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  different methods you can use to vote by proxy, including by Internet, telephone and mail.

        As a stockholder of WPX Energy, you play an important role in our company by considering and taking action on these matters. We appreciate the time and attention you invest in making thoughtful decisions.

        While most of our stockholders are unlikely to be able to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. We encourage you to vote your shares as promptly as possible.

        Thank you for your continued interest in our company.

Very truly yours,
Richard E. Muncrief Chairman of the Board of Directors and Chief Executive Officer

WPX ENERGY, INC.
3500 One Williams Center
Tulsa, Oklahoma 74172

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 17, 2018

To the stockholders of WPX Energy, Inc.:

        WPX Energy, Inc. will hold its Annual Meeting of Stockholders on May 17, 2018 at 9:30 a.m. Central Daylight Time in the Oklahoma Ballroom of the Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103. Details for the Annual Meeting of Stockholders are below:

TIME	9:30 a.m., Central Daylight Time, on Thursday, May 17, 2018
PLACE	Oklahoma Ballroom of the Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103
ITEMS OF BUSINESS	1.	To elect ten director nominees identified in this proxy statement, on the terms and conditions specified;
	2.	To conduct an advisory vote on executive compensation;
	3.	To consider an amendment to the WPX Energy, Inc. 2013 Incentive Plan that would replenish the shares available for awards under the plan by 7.4 million shares;
	4.	To consider an amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan that would replenish the shares available for purchase under the plan by 750,000 shares and eliminate the current termination date for the plan;
	5.	To ratify the appointment of Ernst & Young LLP as our independent auditors for 2018; and
	6.	To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.
RECORD DATE	You can vote and attend the Annual Meeting if you were a stockholder of record at the close of business on March 26, 2018.
ANNUAL REPORT	Our 2017 annual report, which includes a copy of our Annual Report on Form 10-K, accompanies this proxy statement.
PROXY VOTING	It is important that your shares be represented and voted at the Annual Meeting. We encourage you to vote by Internet or telephone, or complete, sign and return your proxy prior to the meeting even if you plan to attend the Annual Meeting. If you later choose to revoke your proxy, you may do so at any time before it is exercised at the Annual Meeting by following the procedures described under Question 12 of the "Questions and Answers about the Annual Meeting and Voting" section in the attached proxy statement.

By Order of the Board of Directors,

Stephen E. Brilz Vice President and Corporate Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2018:

The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting,
Proxy Statement and Annual Report are available at
www.edocumentview.com/WPX

i

Termination and Severance Arrangements	42
Change-in-Control	42
Accounting and Tax Treatment	44
2017 Summary Compensation Table	44
2017 Performance-Based RSU Maximum Potential	45
2017 Outstanding Equity Awards	46
2017 Grants of Plan-Based Awards	47
2017 WPX Option Exercises and Stock Vested	47
2017 Nonqualified Deferred Compensation	48
Change-in-Control Agreements	48
Termination Scenarios	51
Compensation Committee Report	52
Director Compensation	52
Director Compensation Table	53
CEO Pay Ratio	54
Pay Ratio Methodology	54
EQUITY COMPENSATION PLAN INFORMATION	55
PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION	55
CERTAIN RELATIONSHIPS AND TRANSACTIONS	57
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	57
AUDIT COMMITTEE REPORT	58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60
PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE WPX ENERGY, INC. 2013 INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES	61
PROPOSAL 4—APPROVAL OF AN AMENDMENT TO THE WPX ENERGY, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR PURCHASE AND ELIMINATE THE CURRENT TERMINATION DATE FOR THE PLAN	69
PROPOSAL 5—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	73
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	75
OTHER MATTERS AT MEETING	75
APPENDIX A—AMENDMENT NO. 3 TO THE WPX ENERGY, INC. 2013 INCENTIVE PLAN	A-1
APPENDIX B—WPX ENERGY, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN	B-1

ii

SUMMARY

        This summary highlights information contained elsewhere in this proxy statement. We encourage you to review the entire proxy statement.

        We are taking advantage of rules of the Securities and Exchange Commission, or "SEC," that allow us to deliver proxy materials to our stockholders on the Internet. Under these rules, we are sending most of our stockholders a brief notice regarding the Internet availability of proxy materials instead of a full set of proxy materials. If you receive this brief notice, or "Notice," you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this Notice tells you how to access and review on the Internet all of the important information contained in the proxy materials, including our annual report to stockholders. This Notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

        We expect to mail, or provide notice and electronic delivery of, this proxy statement, our annual report and accompanying proxy card to stockholders beginning on or about April 3, 2018. Unless the context otherwise requires, the terms "WPX Energy," "WPX," the "Company," "us," "we," and "our" include WPX Energy, Inc. and its consolidated subsidiaries.

WPX Energy, Inc.

        We are an independent oil and natural gas exploration and production company engaged in the exploitation and development of long-life unconventional properties. Our 2017 Annual Report, which accompanies this proxy statement, provides a comprehensive description of our business.

Corporate Governance

        WPX Energy is committed to meeting high standards of ethical behavior, corporate governance and business conduct in everything we do. Consistent with this commitment, we have adopted the following practices:

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  Board Structure and Composition.  All directors, other than our Chairman and Chief Executive Officer, are independent. The independent directors have designated a Lead Director who is charged with the responsibilities set forth in the Lead Director Charter that is available on our website at www.wpxenergy.com.

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  Stock Ownership Guidelines.  Our directors and executive officers are subject to stock ownership guidelines that align their interests with those of our stockholders, and all directors and officers are in compliance with the retention requirements under those guidelines.

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  Recoupment Policy.  We have a recoupment policy that requires the Company to recover all performance-based incentive payments from senior executives, including all of our named executive officers, found by the Board of Directors to be personally responsible for the fraud or intentional misconduct resulting in a significant restatement of the Company's financial statements. In addition, we will seek recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results. See "Compensation Discussion and Analysis—Other Compensation Practices—Recoupment Policy" below.

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  Independent Compensation Consultant.  Our Compensation Committee uses an independent compensation consultant, which performs no consulting or other services for the Company.

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  Environmental Policy.  We have an environmental health and safety policy that outlines our focus on integrating environmental, health and safety stewardship into our core business activities.

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  Transactions in Company Securities (Anti-Hedging Policy).  Our insider trading policy prohibits short sales of shares of our common stock by directors and executive officers. It also prohibits the use of equivalent derivative securities.

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  Anti-Pledging Policy.  Our insider trading policy prohibits our directors, officers, and key employees from holding our securities in a margin account or using such securities as collateral for a loan.

Enterprise-Wide Risk Oversight

        Our Board of Directors, assisted by its committees, oversees management's enterprise-wide risk management activities. Risk management activities include assessing and taking actions necessary to manage risk incurred in connection with the long-term strategic direction and operation of our business.

Executive Compensation

        Our Compensation Committee strives to establish and maintain an executive compensation program that will attract, engage, reward, and retain highly effective executive officers, reward superior performance, and provide incentives to drive results that increase stockholder value. Our compensation program includes a mix of base salary, an annual cash incentive, performance-based restricted stock units, equity awards, and benefits and limited perquisites to achieve this result. We emphasize performance-based rewards and the use of equity, which directly aligns our executives with stockholders. Executive pay is tied to performance metrics that encompass both short- and long-term goals and encourage profitable growth while discouraging excessive risk-taking.

Highlights of our Executive Compensation Program

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  Pay for Performance—A significant portion of the compensation opportunity for our executive officers varies based upon achievement of annual or long-term goals linked to stockholder value

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  Increase Stockholder Value—We use balanced performance metrics to encourage operational performance while discouraging excessive risk-taking

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  Align Executive Officers with Stockholders—Executive compensation opportunities are weighted toward equity awards that align our executive officers with the long-term interests of our stockholders

        Information regarding compensation paid to each of our named executive officers in 2017 is described in the "Compensation Discussion and Analysis" below.

Summary of 2017 Compensation Decisions Made for Our CEO

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  Base Salary—$865,000

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  Annual Cash Incentive—$1,108,305, paid at 117% of target

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  Equity Awards—$6,815,625, grant-day value of time-based restricted stock award ("RSAs") and performance-based restricted stock units ("RSUs")

Strong Governance Standards in Oversight of Executive Compensation Policies

        We maintain strong governance standards in the oversight of our executive compensation policies and practices, including:

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  an independent Compensation Committee that engages an independent advisor

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  stock ownership guidelines to encourage our executive officers to have a significant stake in our long-term success

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  performance-based compensation using balanced performance metrics and performance-based equity awards capped at 100% of target if our total shareholder return is negative

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  double-trigger change-in-control agreements and equity awards

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  no excise tax gross-ups and limited perquisites

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  a prohibition on backdating stock options and on repricing without stockholder approval

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  a recoupment policy that requires recovery of all performance-based incentive payments from any executive officers found by the Board of Directors to be personally responsible for fraud or intentional misconduct that causes the need for a significant financial restatement and recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results

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  a prohibition on:

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  short sales of our common stock

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  the use of equivalent derivative securities

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  margin trading in our stock by directors and executive officers

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  pledging of our stock by directors and executive officers

Proposals

Proposal 1—Election of Directors (see pages 11 - 18)

        The Board has nominated ten candidates for election to our Board of Directors. The Board recommends that stockholders vote FOR the election of each nominee.

Proposal 2—Advisory Vote to Approve the Company's Executive Compensation (see pages 55 - 56)

        The Board is seeking an advisory vote to approve the Company's executive compensation. Before considering this proposal, please read our Compensation Discussion and Analysis, which explains the Compensation Committee's compensation decisions and how our executive compensation program aligns the interests of our executive officers with those of our stockholders. Although the vote is advisory and is not binding on the Board, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. For the reasons discussed in this proxy statement, the Board recommends that stockholders vote FOR the approval of the Company's executive compensation.

Proposal 3—Approval of an amendment to the WPX Energy, Inc. 2013 Incentive Plan to Increase the Number of Authorized Shares (see pages 61 - 69)

        We are asking stockholders to approve an amendment to the WPX Energy, Inc. 2013 Incentive Plan to replenish the shares available for awards under the plan by 7,400,000 shares. For the reasons discussed in this proxy statement, the Board recommends that stockholders vote FOR the approval of the amendment to the WPX Energy, Inc. 2013 Incentive Plan.

Proposal 4—Approval of an amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan to Increase the Number of Shares available for purchase and eliminate the current termination date for the plan (see pages 69 - 72)

        We are asking stockholders to approve an amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan to replenish the shares available for purchase under the plan by 750,000 shares and eliminate the current December 11, 2021 termination date for the plan. For the reasons discussed in this proxy statement, the Board recommends that stockholders vote FOR the approval of the amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan.

Proposal 5—Ratification of Independent Registered Public Accounting Firm (see page 72)

        The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. The Board is seeking stockholder ratification of this appointment. The Board recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.     What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, an advisory vote to approve our executive compensation, a proposal to replenish the shares available for awards under the WPX Energy, Inc. 2013 Incentive Plan, a proposal to replenish the shares available for purchase under the WPX Energy, Inc. 2011 Employee Stock Purchase Plan and eliminate the current termination date for the plan, and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Management and representatives of Ernst & Young LLP will be available to respond to questions from stockholders.

2.     What is a proxy?

        It is your legal designation of another person to vote the stock you own in the manner you direct. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Dennis C. Cameron and Stephen E. Brilz to serve as proxies for the Annual Meeting. The Board of Directors will use the proxies at the 2018 Annual Meeting of Stockholders. The proxies also may be voted at any adjournments or postponements of the meeting.

3.     What is a proxy statement?

        It is a document we give you when we are soliciting your vote pursuant to SEC regulations.

4.     What is the difference between a stockholder of record and a stockholder who holds stock in street name?

        Stockholders of Record.    If your shares are registered in your name with our transfer agent, Computershare, you are a stockholder of record with respect to those shares and the Notice or the proxy materials were sent directly to you by Computershare.

        Street Name Holders.    If you hold your shares in an account at a bank or broker, then you are the beneficial owner of shares held in "street name." The Notice or proxy materials were forwarded to you by your bank or broker, who is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account.

5.     How many shares must be present to hold the Annual Meeting?

        In order to conduct the Annual Meeting, holders of a majority of the shares entitled to vote as of the close of business on the record date must be present in person or by proxy. This constitutes a quorum. Your shares are counted as present if you attend the Annual Meeting or if your shares are represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. If a quorum is not present, we will adjourn the Annual Meeting until a quorum is obtained.

6.     How can I access the proxy materials for the Annual Meeting?

        Stockholders may access the proxy materials, which include the Notice of Internet Availability of Proxy Materials, the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report for the year ended December 31, 2017 on the Internet at www.edocumentview.com/WPX. We will also provide a hard copy of any of these documents free of charge upon request as set forth in the Notice of Internet Availability of Proxy Materials or by writing us at: WPX Energy, Inc., 3500 One Williams Center, Tulsa, Oklahoma 74172, Attention: Corporate Secretary.

        Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and will also help preserve environmental resources.

        Stockholders of Record.    If you vote on the Internet at www.envisionreports.com/WPX, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time by going directly to www.envisionreports.com/WPX and following the enrollment instructions.

        Street Name Holders.    If you hold your shares in a bank or brokerage account, you may also have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.

7.     How do I attend the Annual Meeting? What do I need to bring?

        All stockholders as of the Record Date may attend. Please bring to the meeting:

        Proof of Ownership, such as a copy of your Notice or proxy card, or a copy of a brokerage or bank statement showing your share ownership as of the Record Date; and

        Proof of Identification, such as a valid driver's license or passport.

        If you hold your shares in street name, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in Question 8.

        Please note that use of cameras, phones or other similar electronic devices and the bringing of large bags, packages or sound or video recording equipment will not be permitted in the meeting room. Attendees will also be required to comply with rules of order and procedure that will be available at the meeting.

8.     How can I vote at the Annual Meeting if I own shares in street name?

        If you are a street name holder, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your bank or broker. A legal proxy is a bank's or broker's authorization for you to vote the shares it holds in its name on your behalf. To obtain a legal proxy, please contact your bank or broker for further information.

9.     What shares are included on the Notice, proxy card or voting instruction form?

        If you are a stockholder of record, you will receive only one Notice or proxy card for all the shares of common stock you hold:

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  in certificate form; and

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  in book-entry form.

        If you hold shares in our Employee Stock Purchase Plan, you will receive a separate Notice or proxy card applicable to those shares.

        If you hold your shares in street name, you will receive one Notice or voting instruction form for each account you have with a bank or broker. If you hold shares in multiple accounts, you may need to provide voting instructions for each account.

10.   What different methods can I use to vote?

        By Written Proxy.    All stockholders of record who received proxy materials by mail can vote by written proxy card. If you received a Notice or the proxy materials electronically, you may request a proxy card at any time by following the instructions on the Notice or on the voting website. If you are a street name holder, you will receive instructions on how you may vote from your bank or broker, unless you previously enrolled in electronic delivery.

        By Telephone or Internet.    All stockholders of record can vote by telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card, or through the Internet using the procedures and instructions described on the Notice or proxy card. Street name holders may vote by Internet or telephone if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

        In Person.    All stockholders of record may vote in person at the Annual Meeting. Street name holders may vote in person at the Annual Meeting if they have a legal proxy, as described in Question 8.

        The Notice is not a proxy card and it cannot be used to vote your shares.

11.   What is the record date and what does it mean?

        The record date for the Annual Meeting is March 26, 2018. Only owners of record of shares of common stock of the Company at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting, or at any adjournments or postponements of the Annual Meeting. On March 26, 2018, there were 399,463,142 shares of common stock issued, outstanding and entitled to vote. Each owner of record on the record date is entitled to one vote for each share of common stock held.

        The record date was established by our Board of Directors as required by the General Corporation Law of the State of Delaware. Owners of record of common stock at the close of business on the record date are entitled to:

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  receive notice of the Annual Meeting; and

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  vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

12.   If I submit a proxy, may I later revoke it and/or change my vote?

        Stockholders may revoke a proxy and/or change their vote prior to the completion of voting at the Annual Meeting by:

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  signing another proxy card or voting instruction form with a later date and delivering it to the Corporate Secretary before the Annual Meeting;

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  voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 16, 2018 (or, if you are a street name holder, such earlier time as your bank or broker may direct);

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  voting at the Annual Meeting if you are a stockholder of record or are a street name holder that has obtained a legal proxy from your bank or broker; or

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  notifying the Corporate Secretary of the Company in writing before the Annual Meeting.

13.   Are votes confidential? Who counts the votes?

        We hold the votes of all stockholders in confidence from directors, officers and employees except:

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  as necessary to meet applicable legal requirements and to assert or defend claims or potential claims for or against the Company;

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  in case of a contested or potentially contested proxy solicitation;

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  if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

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  to allow the independent inspectors of the election to certify the results of the vote.

        We have retained Computershare to tabulate the votes and act as independent inspector of the election.

14.   What are my choices when voting for director nominees and what vote is needed to elect directors?

        In the vote on the election of director nominees, stockholders may:

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  vote in favor of a nominee;

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  vote against a nominee; or

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  abstain from voting with respect to a nominee.

        Directors will be elected at the Annual Meeting upon receipt of more votes cast "for" than "against" his or her election; abstentions will not count as votes cast with respect to a director's election. Our Corporate Governance Guidelines requires all directors to tender, promptly after their election, irrevocable resignations from the Board of Directors that will be effective if the director does not receive a greater number of votes "for" than "against" his or her election in an uncontested election. Under this policy, the Board of Directors will determine whether to accept or reject the offer to resign and publicly disclose its decision within 90 days from the date of the certification of the election results. The text of this policy appears in our Corporate Governance Guidelines, which are available on our website at www.wpxenergy.com.

  The Board of Directors recommends a vote FOR each of the nominees.

15.   What are my choices when voting on each of the other proposals considered at the Annual Meeting?

        For each of the other proposals stockholders may:

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  vote for the proposal;

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  vote against the proposal; or

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  abstain from voting on the proposal.

16.   What is the Board's recommendation with regard to each proposal?

        The Board of Directors makes the following recommendation with regard to each proposal:

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  The Board of Directors recommends a vote FOR each of the director nominees.

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  The Board of Directors recommends a vote FOR advisory approval of the Company's executive compensation.

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  The Board of Directors recommends a vote FOR the proposal to replenish the shares available for awards under the WPX Energy, Inc. 2013 Incentive Plan.

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  The Board of Directors recommends a vote FOR the proposal to replenish the shares available for purchase under the WPX Energy, Inc. 2011 Employee Stock Purchase Plan and eliminate the current termination date for the plan.

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  The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

17.   What vote is needed to approve each proposal?

        Please see Question 14 regarding the vote that is needed for the election of directors.

        Each of the remaining proposals must be approved by the holders of a majority of the shares present and entitled to vote in person or by proxy at the Annual Meeting in order to pass. The Board of Directors will consider the result of the advisory vote to approve our executive compensation when considering future executive compensation decisions.

18.   What if I do not specify a choice for a matter when returning a proxy?

        Stockholders should specify their choice for each matter in the manner described in the Notice or on their proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:

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  FOR the election of all director nominees;

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  FOR the advisory approval of our executive compensation;

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  FOR the proposal to replenish the shares available for awards under the WPX Energy, Inc. 2013 Incentive Plan;

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  FOR the proposal to replenish the shares available for purchase under the WPX Energy, Inc. 2011 Employee Stock Purchase Plan and eliminate the current termination date for the plan; and

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  FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.

19.   Are my shares voted if I do not provide a proxy?

        If you are a stockholder of record and do not provide a proxy, you must attend the Annual Meeting in order to vote. If you hold shares through an account with a bank or broker, your shares may be voted by the bank or broker on some matters if you do not provide voting instructions. Banks and brokers have the authority under New York Stock Exchange ("NYSE") rules to vote shares for which their customers do not provide voting instructions on routine matters. The ratification of Ernst & Young LLP as our independent registered public accounting firm is considered a routine matter. The election of directors and the votes on the other matters described in this proxy statement are not considered routine and banks and brokers cannot vote shares without instruction on those matters. Shares that banks and brokers are not authorized to vote are counted as "broker non-votes."

20.   How are abstentions and broker non-votes counted?

        Abstentions have no effect on the election of directors, as only "for" and "against" votes are counted. Abstentions have the effect of an "AGAINST" vote on each of the other matters described in this proxy statement. Broker non-votes will be treated as not present and not entitled to vote.

21.   Does the Company have a policy about directors' attendance at the Annual Meeting of Stockholders?

        The Company expects directors to attend the Annual Meeting, absent a compelling reason.

22.   What are the deadlines for submitting stockholder proposals for the 2019 Annual Meeting?

        Stockholder Proposals to Be Considered for Inclusion in the Company's Proxy Materials.    To be considered for inclusion in our proxy statement for our 2019 Annual Meeting, stockholder proposals submitted in accordance with the SEC's Rule 14a-8 must be received not later than December 4, 2018 and be submitted in accordance with the SEC's Rule 14a-8. Stockholder proposals received after the close of business on December 4, 2018 would be untimely. These stockholder proposals must be in writing and received by the deadline described above at our principal executive offices at WPX Energy, Inc., 3500 One Williams Center, Tulsa, Oklahoma 74172, Attention: Corporate Secretary. If we do not receive a stockholder proposal by the deadline described above, the proposal may be excluded from our proxy statement for our 2019 Annual Meeting.

        Other Stockholder Proposals for Presentation at the 2019 Annual Meeting.    A stockholder proposal that is not submitted for inclusion in our proxy statement for our 2019 Annual Meeting, but is instead sought to be presented at the 2019 Annual Meeting, must comply with the "advance notice" deadlines in our Bylaws. As such, these stockholder proposals must be received no earlier than January 17, 2019, and no later than the close of business on February 16, 2019. These stockholder proposals must be in writing and received within the "advance notice" deadlines described above at our principal executive offices at WPX Energy, Inc., 3500 One Williams Center, Tulsa, Oklahoma 74172, Attention: Corporate Secretary. These stockholder proposals must be in the form provided in our Bylaws and must include the information set forth in the Bylaws about the stockholder proposing the business and any associated person, including information about the direct and indirect ownership of or derivative positions in the Company's common stock and arrangements and understandings related to the proposed business or the voting of the Company's common stock. If we do not receive a stockholder proposal and the required information regarding the stockholder and any associated person by the "advance notice" deadlines described above, the proposal may be excluded from the proxy statement and from consideration at the 2019 Annual Meeting. The "advance notice" requirement described above supersedes the notice period in SEC Rule 14a-4(c)(1) of the federal proxy rules regarding the discretionary proxy voting authority with respect to such stockholder business.

23.   How are proxies solicited and what is the cost?

        We bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock.

        Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

24.   Where can I find more information about my voting rights as a stockholder?

        The SEC has an informational website that provides stockholders with general information about how to cast their vote and why voting should be an important consideration for stockholders. You may access that information at www.sec.gov/spotlight/proxymatters.shtml or at www.investor.gov.

PROPOSAL 1—ELECTION OF DIRECTORS

Director Nomination Process

Criteria for Nomination to the Board

        The Nominating and Governance Committee Charter, which is available on our website at www.wpxenergy.com under "Investors" and "Corporate Governance," provides that the Nominating and Governance Committee must develop and recommend to the Board qualifications for assessing director candidates and identify and recommend to the Board individuals for nomination as Board members.

        Our Corporate Governance Guidelines set forth criteria for independent director nominees. The Nominating and Governance Committee evaluates potential Board nominees against these criteria in determining whether to recommend any potential nominee for consideration for election as a member of the Board. These criteria include the following:

  •
  An understanding of business and financial affairs and the complexities of a business organization. Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government, and should be willing to maintain a committed relationship with the Company as a director.

  •
  A genuine interest in representing all of the stockholders and the interest of the Company overall.

  •
  A willingness and ability to spend the necessary time to function effectively as a director.

  •
  An open-minded approach to matters and the resolve to independently analyze matters presented for consideration.

  •
  A reputation for honesty and integrity beyond question.

  •
  Independence as defined by the NYSE, and qualifications otherwise required in accordance with applicable law or regulation.

        The following table highlights each director nominee's specific skills, knowledge and experiences. A particular director may possess additional skills, knowledge or experience even though they are not listed below. Each director biography below describes the skills and experiences of directors in detail.

	John Carrig	Robert Herdman	Kelt Kindick	Karl Kurz	Henry Lentz	William Lowrie	Kimberly Lubel	Richard Muncrief	Valerie Williams	David Work
E&P Operations	✓			✓		✓		✓		✓
Other Oil & Gas Operations	✓			✓		✓		✓		✓
Health & Safety				✓		✓	✓	✓
Engineering				✓		✓		✓
Geoscience				✓				✓		✓
Oil & Gas Regulatory	✓			✓		✓	✓	✓		✓
Auditing and Financial Reporting	✓	✓	✓		✓				✓
Capital Markets and Corporate Finance	✓		✓	✓	✓			✓	✓
Marketing			✓	✓			✓	✓
Legal Expertise	✓						✓
Financial Analysis Expertise	✓	✓	✓	✓	✓	✓			✓
Investment Banking/M&A				✓	✓		✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓		✓		✓	✓	✓	✓	✓
Human Resources and Compensation		✓	✓	✓			✓	✓	✓	✓
Public Policy	✓	✓	✓			✓	✓
Strategic Planning and Strategy Development	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Experience		✓	✓
Digital and/or Information Technology Oversight		✓								✓

        The Nominating and Governance Committee routinely evaluates the composition of the Board to assess the skills and experience that are currently represented on the Board, as well as the skills and experience the Board will find valuable in the future, given the Company's current situation and strategic plans. The Nominating and Governance Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board in such areas as race, gender, ethnicity and age. This assessment enables the Board to update, if necessary, the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company's needs evolve and change over time.

Process for Identifying and Evaluating Nominees

        In considering potential candidates to the Board who are not incumbent directors, the Nominating and Governance Committee, with input from the full Board of Directors, assesses the potential candidate's qualifications, taking into account the criteria listed above, and how these qualifications fit with the desired composition of the Board of Directors as a whole.

        In the case of incumbent directors, in addition to the criteria listed above, the Nominating and Governance Committee reviews the directors' overall performance on the Board of Directors and other relevant factors.

Stockholder Recommendations for Nominees

        The Nominating and Governance Committee will consider nominees recommended by our stockholders. Any stockholder wishing to propose a nominee for consideration by the Nominating and Governance Committee should submit a recommendation in writing to our Corporate Secretary at our principal executive office, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nominating and Governance Committee does not intend to alter its criteria for evaluating potential director candidates, including the criteria set forth above, in the case of director candidates recommended by stockholders. The Nominating and Governance Committee periodically considers recommendations for director candidates.

        If you wish to submit a director nomination at a future annual meeting, you must supply timely written notice to the Corporate Secretary. For the 2019 Annual Meeting, this notice must be received at our principal executive offices, directed to the Corporate Secretary, no earlier than January 17, 2019, and no later than February 16, 2019. The notice must include the information set forth in the Bylaws about each proposed nominee, including: (i) the name, age, business address, residence address and principal occupation or employment, business experience during the past five years and any other directorships of public companies currently held or held during the last five years, (ii) the number of shares of the Company's common stock which are beneficially owned, and (iii) other information concerning the nominee as would be required in soliciting proxies for the election of that nominee. The notice must also include the information set forth in the Bylaws about the stockholder making the nomination and any associated person, including information about the direct and indirect ownership of or derivative positions in the Company's common stock and arrangements and understandings related to the proposed nomination or the voting of the Company's common stock. The notice must also include a signed consent of each nominee to be named in the proxy statement as a nominee and to serve as a director of the Company if elected. If we do not receive a notice and the required information regarding the nominee, the stockholder and any associated person by the deadline described above, the proposed nominee may be excluded from consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will only evaluate stockholder-recommended candidates if those recommendations meet the requirements described in this proxy statement and our Bylaws.

2018 Director Nominees

        The first proposal for consideration at the Annual Meeting is the election of each of the ten candidates named below as a director for a one-year term expiring at our 2019 Annual Meeting, or until his or her successor is duly elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death. Mr. William R. Granberry and Mr. George A. Lorch, each a current director, will retire from the Board at the Annual Meeting. Effective immediately following the closing of the polls for the election of directors at the Annual Meeting, the Board will reduce its size from twelve members to ten members. If any director nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, either the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board or the number of directors may be reduced accordingly. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

        Upon the recommendation of the Nominating and Governance Committee, the Board has nominated each of the directors identified below as a nominee for a one-year term expiring at the 2019 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

        The Board of Directors recommends that you vote FOR the election of each of the nominees. Proxies will be voted FOR the election of each nominee unless you specify otherwise.

        The following presents a brief biographical description of each director nominee, as well as a discussion of the specific experience, qualification and skills of each director that helped lead the Board to conclude that each respective director should continue to serve as a member of the Board.

Nominees

Name	Age	Director Since
John A. Carrig	66	2011
Robert K. Herdman	69	2011
Kelt Kindick	63	2013
Karl F. Kurz	56	2014
Henry E. Lentz	73	2011
William G. Lowrie	74	2011
Kimberly S. Lubel	53	2011
Richard E. Muncrief	59	2014
Valerie M. Williams	61	2018
David F. Work	72	2011

        John A. Carrig.    Mr. Carrig has been a director since December 2011. Mr. Carrig is the former President and Chief Operating Officer of ConocoPhillips (a large integrated oil company with operations in more than 30 countries). He joined Phillips Petroleum in London in 1978 as a tax attorney. In 1981, he transferred to Bartlesville, Oklahoma, and was associated with the corporate tax staff until 1993 when he joined the treasury group as finance manager. He was then named Assistant Treasurer of Finance, and in 1995 he accepted the position of Treasurer. He was Vice President and Treasurer from 1996 to 2000 when he was named Senior Vice President and Treasurer. He was elected Senior Vice President and Chief Financial Officer for Phillips in 2001, a position he held until the ConocoPhillips merger occurred in 2002, at which time he became Executive Vice President, Finance, and Chief Financial Officer of ConocoPhillips. In 2008, he was appointed President and Chief Operating Officer of ConocoPhillips and became responsible for global operations, including exploration and production, refining and transportation, project development and procurement, and health, safety and environmental matters. Mr. Carrig served as President of ConocoPhillips until his retirement in March 2011. Mr. Carrig graduated Phi Beta Kappa with a B.A. from Rutgers University and received his law degree from Temple University. He also holds an advance degree in tax law from New York University School of Law. Mr. Carrig served as a director of TRC Companies, Inc. (engineering, consulting and construction management services to the energy, environmental and infrastructure markets) from 2012 until 2017. He is currently a director of Forum Energy Technologies, Inc. (manufacturer of oil and gas field machinery and equipment) and Skanska AB (a global project development and construction company).

        We believe Mr. Carrig is well qualified to serve as a member of our Board. Mr. Carrig has many years of experience in our industry, including operating, financial and executive experience, and we believe these experiences are critical to his ability to identify, understand and address challenges and opportunities that we face.

        Robert K. Herdman.    Mr. Herdman has been a director since December 2011. Since 2004, Mr. Herdman has been a Managing Director of Kalorama Partners LLC (a Washington, D.C. consulting firm specializing in providing advice regarding corporate governance, risk assessment, crisis management and related matters). Prior to joining Kalorama, Mr. Herdman was the Chief Accountant of the SEC from October 2001 to November 2002. Prior to joining the SEC, he was Ernst & Young's

Vice Chairman of Professional Practice for its Assurance and Advisory Business Services ("AABS") practice in the Americas and the Global Director of AABS Professional Practice for Ernst & Young International. Mr. Herdman was also the senior Ernst & Young partner responsible for the firm's relationship with the SEC, Financial Accounting Standards Board and American Institute of Certified Public Accountants ("AICPA"). Mr. Herdman served on the AICPA's SEC Practice Section Executive Committee from 1995 to 2001 and as a member of the AICPA's board of directors from 2000 to 2001. He holds a B.S.C. in accounting from DePaul University. Mr. Herdman is currently on the board of directors of Cummins Inc. and is chair of its audit committee. Prior to April 2015, he served on the board of directors of HSBC Finance Corporation (formerly Household International, Inc.), HSBC North America Holdings, Inc. and HSBC US, Inc.

        We believe Mr. Herdman is well qualified to serve as a member of our Board. Mr. Herdman has significant experience in finance and accounting, including expertise as the chair of the audit committees for public companies, and we believe these experiences are important to his ability to understand and address challenges and opportunities that we face. Mr. Herdman's SEC and public accounting experience provided him with insight into the business operations and financial performance of a significant number of public companies, which is advantageous to us as a public company.

        Kelt Kindick.    Mr. Kindick has been a director since January 2013. Mr. Kindick served as chief financial officer and partner at Bain & Company, Inc., a management consulting firm, from January 2009 until his retirement on December 31, 2012. He has been serving as Advisory Partner for Bain & Company since January 1, 2013. He joined Bain & Company, Inc. in 1980, was elected partner in 1986, served as Managing Director of the firm's Boston office from 1991 to 1996, and as Chairman of the firm's executive committee from 1998 to 1999. Mr. Kindick also served as chief financial officer of the Commonwealth of Massachusetts from 2003 to 2004. Mr. Kindick served as a director of The Advisory Board Company from 2001 to 2017 and was lead director from 2004 to 2017. He received a B.A. degree from Franklin & Marshall College and an M.B.A. from Harvard Business School.

        We believe that Mr. Kindick is well qualified to serve as a member of our Board. His long service at a leading management consulting firm, where he has developed extensive experience in assessing and advising on corporate strategy, finance, operations, and talent management, as well as his finance and accounting experience, will be advantageous to us.

        Karl F. Kurz.    Mr. Kurz has been a director since January 2014. From September 2009 until his retirement in September 2012, Mr. Kurz served as a managing director, co-head of the energy group and a member of the investment committee at CCMP Capital Advisors LLC, a leading global private equity firm with a focus on energy investments, among other areas. Prior to joining CCMP, Mr. Kurz spent nine years with Anadarko Petroleum Corporation, most recently serving as chief operating officer responsible for overseeing the company's global exploration and production, marketing, midstream, land, technology and service businesses. Prior to joining Anadarko, Mr. Kurz was general manager of midstream and marketing for Vastar Resources, Inc., where he managed the company's marketing of oil, natural gas liquids, gas and gas processing. Prior to joining Vastar in 1995, Mr. Kurz held management positions at ARCO Oil and Gas Company in several business units including reservoir engineering, production operations, crude oil marketing, hedging, and financial trading. Mr. Kurz holds a B.S, magna cum laude, in petroleum engineering from Texas A&M University and he is a graduate of Harvard Business School's Advanced Management Program. Mr. Kurz also serves as a director of SemGroup Corporation (midstream services provider to independent oil and gas producers and refiners) and American Water Works Company, Inc. (water and wastewater services company). He also serves as an advisor to Ares Management, L.P., a capital investment company. Mr. Kurz served as a director of Western Gas Partners from May 2008 through March 2009 and Global Geophysical Services, Inc. (seismic data solutions for the oil and gas industry) from December 2010 through December 2014.

        We believe Mr. Kurz is well qualified to serve as a member of our Board. Mr. Kurz has many years of experience in our industry, including executive, investment and operating experience, and we believe these experiences are critical to his ability to identify, understand and address challenges and opportunities that we face. Mr. Kurz also has extensive public policy experience from serving on committees and boards of industry organizations.

        Henry E. Lentz.    Mr. Lentz has been a director since December 2011. In May 2011, Mr. Lentz retired from Lazard Frères & Co (an investment banking firm), where he had served as a Managing Director since June 2009. He was a Managing Director of Barclays Capital (an investment banking firm and successor to Lehman Brothers Inc.) from September 2008 to June 2009. From January 2004 to September 2008 he was employed as an Advisory Director by Lehman Brothers. He joined Lehman Brothers in 1971 and became a Managing Director in 1976. He left the firm in 1988 to become Vice Chairman of Wasserstein Perella Group, Inc. (an investment banking firm). In 1993, he returned to Lehman Brothers as a Managing Director and served as head of the firm's worldwide energy practice. In 1996, he joined Lehman Brothers' Merchant Banking Group as a Principal and in January 2003 became a consultant to the Merchant Banking Group. Mr. Lentz holds a B.A. from the College of the Holy Cross and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Lentz served as a director of Rowan Companies, Inc. from 1990 until 2014, and served as the non-executive Chairman beginning in 2009. He is currently on the board of directors of Macquarie Infrastructure Corporation and CARBO Ceramics, Inc.

        We believe Mr. Lentz is well qualified to serve as a member of our Board. Mr. Lentz has significant experience in investment banking and financial matters, and we believe these experiences are critical to his ability to identify, understand and address challenges and opportunities that we face. Mr. Lentz also has corporate governance experience as a result of serving on other public company boards of directors, which is advantageous to us as a public company.

        William G. Lowrie.    Mr. Lowrie served as Chairman of our Board of Directors from December 2011 until January 2017, and has since served as our independent Lead Director. Mr. Lowrie served as a director of Williams Inc. from 2003 until December 2011, and served as a member of Williams' Audit Committee and its Nominating and Governance Committee. In 1999, Mr. Lowrie retired as Deputy Chief Executive Officer and director of BP Amoco PLC (a global energy company), where he spent his entire 33-year career. At Amoco, Mr. Lowrie held various positions of increasing responsibility, developing expertise in drilling, reservoir engineering, financial analysis of projects, and other skills related to the oil and natural gas exploration, production, and processing businesses. At various times in his Amoco tenure, Mr. Lowrie managed natural gas and natural gas liquids pipeline operations, hedging and other hydrocarbon price risk mitigation functions, international contract negotiations, petroleum product refining and marketing operations, environmental health and safety program design, and the development and execution of a process for managing capital investment projects. Mr. Lowrie also worked closely with all financial functions, internal and external auditors, and industry organizations such as the American Petroleum Institute. From 1995 to 1999, Mr. Lowrie served on the board of Bank One Corporation (now JP Morgan Chase), including on that board's audit committee. He holds a bachelor of chemical engineering degree from The Ohio State University and has attended the Executive Program at the University of Virginia. Mr. Lowrie is a lifetime director of The Ohio State University Foundation and a trustee and former chairman of the South Carolina chapter of The Nature Conservancy. He is chairman and director of SCR Technologies, Inc., a private start-up technology company.

        We believe that Mr. Lowrie is well qualified to serve as a member of our Board. Mr. Lowrie has many years of experience in our industry, including operating, financial and executive experience, and we believe these experiences are critical to his ability to identify, understand and address challenges and opportunities that we face. Mr. Lowrie also has extensive risk-management experience from his time at BP Amoco and from his service on Williams' Audit Committee.

        Kimberly S. Lubel.    Ms. Lubel has been a director since December 2011. She served as Chairman of the Board, President and Chief Executive Officer of CST Brands, Inc. (a publicly-traded retailer of transportation fuels and convenience goods) from May 2013 until its acquisition by Alimentation Couche-Tard Inc. in June 2017. Ms. Lubel also served as the Chairman of the Board of the general partner of CrossAmerica Partners L.P. (a publicly-traded master limited partnership) from October 2014, when CST Brands acquired the general partner, until June 2017. In January 2013 Ms. Lubel became responsible for the retail organization of Valero Energy Corporation (a large independent refiner of transportation fuels and related products) in the United States and Canada as Executive Vice President and President Retail, and served in that capacity until the spin-off of the retail organization as CST Brands, Inc. Ms. Lubel previously served from October 2008 to December 31, 2012, as Executive Vice President and General Counsel for Valero with responsibility over Valero's legal, ad valorem tax, health, safety and environmental, energy and gases, reliability, and project execution departments. She joined Valero in 1997 as Corporate Counsel. From April 2006 to October 2008, she served as Senior Vice President & General Counsel. She served as lead attorney for most of Valero's major acquisitions during her tenure with Valero. Ms. Lubel holds a B.A. in Spanish and international studies from Miami University (Ohio), an M.A. in international relations from Baylor University, and a J.D. from the University of Texas School of Law. She is also a graduate of the Executive Program at Stanford University. Ms. Lubel is a member of the board of directors of PBF Energy Inc. (a petroleum refining company) and also serves on the boards of directors of the United Way of Texas and the United Way of San Antonio and Bexar County.

        We believe that Ms. Lubel is well qualified to serve as a member of our Board. Her chief executive officer experience is critical to her ability to identify, understand and address challenges and opportunities that we face. As a result of her executive experience, Ms. Lubel also has an understanding of compensation and corporate governance issues that we face. Her experience as lead attorney for complex transactions well positions her to advise on any transactions that we may consider. Her familiarity with legal and regulatory issues, including expertise on complex health, safety, and environmental matters, also positions her well to advise on such issues.

        Richard E. Muncrief.    Mr. Muncrief was appointed President and Chief Executive Officer of the Company on May 15, 2014, and on January 1, 2017 he was appointed Chairman of the Board of Directors as well. In December 2017 he relinquished the title of President when the Board transferred that title to the Company's Chief Operating Officer. He had earlier served since June 2009 as Senior Vice President, Operations and Resource Development of Continental Resources, Inc. Prior to joining Continental, he was employed from August 2008 through May 2009 by Resource Production Company, where he served as Corporate Business Manager. From September 2007 to August 2008, he served as President, Chief Operating Officer and as a director of Quest Midstream Partners, LP. From 1980 to 2007, he served in various managerial capacities with ConocoPhillips and its predecessor companies, Burlington Resources, Meridian Oil and El Paso Exploration. Mr. Muncrief holds a B.S. in petroleum engineering technology from Oklahoma State University. Mr. Muncrief served as a director of Apco Oil and Gas International Inc. ("Apco"), a majority-owned subsidiary of the Company until January 2015, from August 2014 until January 2015.

        We believe Mr. Muncrief is well qualified to serve as a member of our Board. Mr. Muncrief has many years of experience in the upstream and midstream energy business, and we believe this experience will be critical to his ability to identify, understand and address the challenges and opportunities that we face. As our Chairman and Chief Executive Officer, with intimate knowledge of our business and operations, Mr. Muncrief brings a valuable perspective to the Board. Further, we believe that Mr. Muncrief's experience with managing the operations of a large, public company is advantageous to us.

        Valerie M. Williams.    Ms. Williams has been a director since March 2018. She joined Ernst & Young LLP in 1981 and has over 35 years of audit and public accounting experience, serving numerous global companies in various industries, including energy, until her retirement in 2016. Ms. Williams most recently served as the firm's Southwest Region Assurance Managing Partner, a position she had held since 2006. She held several senior leadership positions at Ernst & Young and also served on several strategic committees, including the firm's Partner Advisory Council, Inclusiveness Council, Audit Innovation Task Force and the Diversity Task Force. Ms. Williams holds a B.S. from the University of North Texas and an M.B.A. from the University of Houston. She is a member of the board of directors of Omnicom Group, Inc. (a global advertising and public relations firm) and serves on its audit and finance committees.

        We believe that Ms. Williams is well qualified to serve on our Board. Her extensive experience in public company accounting and finance and her familiarity with risk management issues will be critical to understanding our financial performance as well as identifying and addressing the challenges we face in the global energy markets.

        David F. Work.    Mr. Work has served as a director since December, 2011. In 2000, Mr. Work retired as Regional President from BP Amoco Corporation (a global energy company) where he served in various capacities since 1987. As Regional President, Mr. Work was the senior BP Amoco representative in the Gulf Coast, Southwest and Rocky Mountain states, and his responsibilities included coordinating the vice presidents of BP Amoco's seven exploration and production business units, as well as the leaders of the gas, power, oil and chemical businesses located in the area. Prior to serving as Regional President, Mr. Work served as a Group Vice President in BP Amoco's Exploration and Production stream and was a member of its Executive Committee. Prior to the merger between BP and Amoco, Mr. Work had positions of increasing responsibility at Amoco Corporation, including Senior Vice President of Shared Services and Group Vice President of worldwide exploration for the exploration and production sector. Mr. Work served on the board of directors of CGGVeritas Service Holdings Inc. (formerly Veritas DGC Inc.) from 2004 until October 2012. Since 2009, he has served on the board of directors of Hat Creek Energy. Mr. Work was a management consultant for TerraTek, a Schlumberger company for two years. Mr. Work also volunteers as a member of the Land Trust Alliance Advisory Council and is a member of the board of trustees of the Wyoming chapter of The Nature Conservancy and the Teton Regional Land Trust. He holds a B.A. in geology from Wesleyan University and an M.S. in geology from the University of California—Santa Cruz.

        We believe Mr. Work is well qualified to serve as a member of our Board. Mr. Work has many years of experience in our industry, including operating and executive experience, and we believe these experiences are critical to his ability to identify, understand and address challenges and opportunities that we face. Mr. Work's extensive experience in identifying exploration and production opportunities is advantageous to us as an independent company.

CORPORATE GOVERNANCE

Overview

        WPX is committed to high standards of corporate governance and ethical business conduct. Important documents that are reflective of this commitment include our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, charters of the committees of our Board of Directors, our Lead Director Charter, and our Code of Business Conduct. You can access these documents at www.wpxenergy.com under "Investors" and "Corporate Governance" to learn more about our corporate governance practices.

Corporate Governance Practices

        Some of our key corporate governance practices include:

Board Structure

  •
  Majority Vote Standard.  Our Bylaws and Corporate Governance Guidelines provide that each director must be elected by a majority vote in an uncontested election. Our Corporate Governance Guidelines also provide that a director nominee must submit an irrevocable resignation effective upon the failure to receive more votes cast "for" than "against" his or her election or re-election and Board acceptance of such resignation.

  •
  Board Leadership Structure.  The Board believes that independent leadership is important. The Board also believes that, depending on what appears to be in the best interests of the Company and its stockholders at any given point in time, it should be able to choose whether the roles of Chairman of the Board and Chief Executive Officer are combined or separate. In cases where the Board believes that those roles should be combined, the independent directors will select from among themselves an individual who acts as Lead Director. The duties and responsibilities of the Lead Director are set forth in a Lead Director Charter that is available on our website at www.wpxenergy.com. The independent directors assess the Board's leadership structure annually and conduct annual performance evaluations of both the Chairman of the Board and the Lead Director. When the positions of Chairman of the Board and Chief Executive Officer are combined, the performance evaluation of the Chairman of the Board role is in addition to the performance evaluation of the Chief Executive Officer role.

Board and Board Committees Composition and Performance

  •
  Limitation on Public Company Directorships.  A director may not serve on more than five public company boards of directors (including the Company's).

  •
  Resignation Upon Change in Status.  Each of our directors is required to offer his or her resignation upon a material change in his or her status, including a change in his or her principal business associations.

  •
  Executive Sessions.  Our Board of Directors and each Board committee regularly conduct executive sessions of non-employee directors. Our Lead Director presides over each executive session of non-employee directors. Committee Chairs preside over executive sessions of their respective committees.

  •
  Independent Advisors.  Our Board of Directors and Board committees have the authority to retain independent advisors.

  •
  Annual Performance Reviews.  Our Board of Directors and Board committees conduct performance reviews annually.

  •
  New Director Orientations.  New directors are required to complete an orientation program upon joining the Board, and all directors are given the opportunity and are encouraged to participate in continuing education programs.

Guidelines and Board Policies

  •
  Stock Ownership Guidelines. We maintain stock ownership and retention guidelines for directors and executive officers. See "Compensation Discussion and Analysis—Other Compensation Practices—Stock Ownership Guidelines" and "Director Compensation."

  •
  Approval Procedures for Related-Person Transactions.  We have a related-person transactions approval policy regarding the review, approval and ratification of related-person transactions involving a member of the Board, one of our executive officers, or any immediate family member or affiliate of such individuals. The Audit Committee and in some cases the full Board of Directors oversees this process. See "Certain Relationships and Transactions."

  •
  Recoupment Policy. We have a recoupment policy that requires the Company to recover all performance-based incentive payments from senior executives, including all of our named executive officers, found by the Board of Directors to be personally responsible for the fraud or intentional misconduct resulting in a significant restatement of the Company's financial statements. In addition, we will seek recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results. See "Compensation Discussion and Analysis—Other Compensation Practices—Recoupment Policy."

  •
  Communications Policy.  We have a communication policy that outlines how stockholders and other interested parties may communicate with the Board of Directors. See "Board Committees—Communications with the Board of Directors."

  •
  Independent Compensation Consultant.  Our Compensation Committee has the sole authority to retain or terminate its compensation consultant and annually reviews its compensation consultant's independence.

  •
  Environmental Policy.  We have an environmental health and safety policy that outlines our focus on integrating environmental, health and safety stewardship into our core business activities. Consistent with this policy, we have posted to our website (www.wpxenergy.com) a report that summarizes the efforts we undertake to manage and mitigate emissions of methane.

  •
  Transactions in Company Securities (Anti-Hedging Policy).  Our insider trading policy prohibits short sales of shares of our common stock by directors and executive officers. It also prohibits the use of equivalent derivative securities.

  •
  Anti-Pledging Policy.  Our insider trading policy prohibits our directors, officers, and key employees from holding our securities in a margin account or using such securities as collateral for a loan.

Independent Auditors

  •
  Ratification of Auditor.  Our stockholders annually ratify the selection of our independent registered public accounting firm.

  •
  Limited Non-Audit Fees.  The 2017 non-audit and non-audit-related fees paid to our independent registered public accounting firm were less than twenty percent of total fees paid to that firm by the Company in 2017.

Corporate Governance Guidelines

        Our Certificate of Incorporation and Bylaws, together with Delaware law and NYSE and SEC rules, govern the Company. Our Corporate Governance Guidelines set forth many of the practices, policies and procedures that provide the foundation of our commitment to strong corporate governance. The policies and practices covered in our Corporate Governance Guidelines include operation of the Board of Directors, Board structure, director independence and Board committees. Our Corporate Governance Guidelines are reviewed at least annually by our Nominating and Governance Committee and are revised as necessary.

Code of Business Conduct

        Our Board has adopted a Code of Business Conduct that applies to all employees. Our Code of Business Conduct is publicly available on our website at www.wpxenergy.com. Any waiver of our Code of Business Conduct with respect to the Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, may be authorized only by our Audit Committee. In the event that we make any changes to, or provide any waivers from, the provisions of our Code of Business Conduct, we intend to disclose such events on our website or in a report on Form 8-K within four business days of such event.

Director Independence

        Our Corporate Governance Guidelines require that the Board make an annual determination regarding the independence of each of our directors. Based on an annual evaluation performed by and recommendations made by the Nominating and Governance Committee, the Board has determined that each of our current directors, other than Mr. Muncrief, is independent under the NYSE listing standards and the rules and regulations of the SEC. The Board's determination of independence took into account the "bright line" standards of the NYSE and the standards for independence contained in our Corporate Governance Guidelines, as well as the absence of any material transactions or other relationships between the Company, on the one hand, and directors, their immediate family members and other associates, on the other. The Board reviewed transactions between the Company and other companies where a director serves as a non-employee director, or where a director or family member of the director serves as an executive officer, and concluded that no such transaction was contrary to a finding of independence.

Board Leadership Structure

        Our Board believes that, depending on what appears to be in the best interests of the Company and its stockholders at any given point in time, it should be able to choose whether the roles of Chairman of the Board and Chief Executive Officer are combined or separate. Since January 2017, the positions of Chairman of the Board and Chief Executive Officer have been held by Mr. Muncrief. The Board believes that Mr. Muncrief's leadership in developing and executing the Company's strategy since 2014 and his deep knowledge of the Company's operations enable him to facilitate the Board's responsibilities for overseeing the Company and driving its continued efforts to create value for stockholders. As the Chairman of the Board and Chief Executive Officer, Mr. Muncrief is well positioned to identify key issues that call for the Board's attention and guidance.

        The Board also believes that independent leadership is important, and the Company's Governance Guidelines call for the independent directors to select from among themselves a Lead Director when the role of Chairman of the Board is combined with the role of Chief Executive Officer. In January 2017, the independent directors selected Mr. Lowrie as Lead Director. Mr. Lowrie had previously served several years as non-executive Chairman of the Board, and his service and leadership in that capacity contributes to his ability to fulfill the role of Lead Director effectively and independently.

        The current leadership structure of the Board is reviewed annually by the independent directors. In addition, the independent directors annually conduct performance evaluations of both the Chairman of the Board and the Lead Director. When the positions of Chairman of the Board and Chief Executive Officer are combined, the performance evaluation of the Chairman of the Board role is in addition to the performance evaluation of the Chief Executive Officer role.

        The duties and responsibilities of the Lead Director are set forth in a Lead Director Charter that is available on our website at www.wpxenergy.com, and include the following:

  •
  presides at executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors;

  •
  presides at Board meetings in the absence of the Chairman of the Board;

  •
  serves as principal liaison between the Chairman of the Board and the independent directors;

  •
  assists in the selection and preparation of meeting schedules, agendas and meeting materials for the Board;

  •
  is available for consultation and direct communication with major stockholders under appropriate circumstances;

  •
  interviews, along with the Chairman of the Board and the Chairman of the Nominating and Governance Committee, all Board candidates, and makes recommendations to the Nominating and Governance Committee; and

  •
  oversees, in consultation with the Chairman of the Board, the Board's annual goals and objectives, which are subject to approval by the full Board.

        The Board believes that it is important to have the flexibility to put in place a leadership structure that promotes effective governance at an given point in time and that, under present circumstances, the current Board leadership structure is in the best interests of the Company and it stockholders.

Risk Oversight

        Enterprise-Wide Risk Oversight.    Our Board oversees management's enterprise-wide risk management activities, either directly or with the assistance of its committees. Risk management activities include assessing and taking actions necessary to manage risk attendant on the long-term strategic direction and operation of our business. Discussions with the Board regarding the Company's capital and operating plan, business results, and competitive environment ordinarily include a discussion of the risks associated with the particular item under discussion. The Board's committees assist in the risk oversight function as follows:

  •
  The Audit Committee oversees our financial controls and compliance activities, and regularly evaluates such matters as our financial reporting and disclosure, our relationships with vendors, and our capital investment and project execution. The enterprise risk management function, which reports to our Chief Financial Officer, assists the Company in identifying and assessing the Company's material risks. The Company's Chief Internal Auditor, who always has direct access to the Audit Committee, assists the Company in evaluating risk management controls and methodologies. In connection with its oversight role, the Audit Committee regularly meets privately with representatives from the Company's independent registered public accounting firm and the Company's Chief Internal Auditor and General Counsel.

  •
  The Compensation Committee oversees risk associated with our human capital and our compensation practices and plans.

  •
  The Nominating and Governance Committee oversees Board processes and corporate governance-related risk, including risks related to environmental health and safety, reputation and branding, and legislative and regulatory matters.

        Enterprise-Wide Incentive Compensation Risk Assessment.    With the oversight of our Compensation Committee, we conducted a risk assessment of the Company's human capital with a focus on enterprise-wide compensation programs. The risk assessment reviewed both incentive compensation plans and individual incentive awards paid in 2017 for the presence of potential design elements that could incent employees to incur excessive risk. The assessment also took into account the presence of other design features that serve to mitigate excessive risk-taking, such as the Company's recoupment policy, stock ownership guidelines, and balanced performance metrics.

        After considering the results of the risk assessment, the Compensation Committee concluded, and its independent advisor agreed, that the level of risk associated with the Company's enterprise-wide compensation programs is not reasonably likely to have a material adverse effect on the Company. The results of the risk assessment were reviewed with the Compensation Committee at a meeting in February 2018. Please see "Compensation Discussion and Analysis—Other Compensation Practices—Consideration of Risk in Setting Executive Compensation" for a discussion of design elements intended to mitigate excessive risk-taking by our executive officers.

Executive Officers

        The following presents a brief biographical description of each of our executive officers (other than Mr. Muncrief, whose biographical information appears above under "2018 Director Nominees").

Executive Officer	Biographical Information
Dennis C. Cameron Age 55 Senior Vice President and General Counsel	Mr. Cameron was named Senior Vice President and General Counsel of the Company in December 2013. Prior to that time, Mr. Cameron had served as Vice President and Deputy General Counsel of the Company since July 2013 and Assistant General Counsel from January 2012 to July 2013. Mr. Cameron has over 25 years of legal experience. He started his career in May 1987 at GableGotwals, a full-service law firm. From 2008, Mr. Cameron was a member of the board of directors of the firm. Mr. Cameron's practice at GableGotwals consisted primarily of complex litigation involving energy interests including the defense of class actions and included commercial litigation with an emphasis in oil & gas issues, products liability and environmental law. Mr. Cameron served as national counsel to a major oil & gas company on royalty, severance taxes and qui tam matters and regional counsel to two other oil & gas companies on similar matters. Mr. Cameron also represented three major oil & gas companies on Federal and Indian oil & gas matters related to production throughout the United States and offshore. Mr. Cameron was selected as National Products liability counsel to an international tool manufacturer. Mr. Cameron received a Bachelor of Science in Mechanical Engineering from the University of Oklahoma and Juris Doctor from the University of Oklahoma College of Law.
Clay M. Gaspar Age 46 President and Chief Operating Officer

Mr. Gaspar has served as President and Chief Operating Officer since December 2017. From November 2015 until December 2017, he served as Senior Vice President and Chief Operating Officer, and from October 2014 until November 2015, he served as Senior Vice President of Operations and Resource Development. From July 2012 until October 2014, Mr. Gaspar served as Vice President—Mid-Continent for Newfield Exploration Company. Prior to joining Newfield, Mr. Gaspar spent 16 years with Anadarko Petroleum Corporation where he served as General Manager of Investor Relations from 2011-2012, General Manager, Business Advisor from 2009-2011 and General Manager, East Texas from 2007-2009. From 1996-2007, Mr. Gaspar served in various engineering and management positions at Anadarko. Mr. Gaspar started his career with Mewbourne Oil Company as a production and drilling engineer where he worked part-time as a student from 1991-1995 and then full-time from 1995-1996. He is a member of the Society of Petroleum Engineers and holds a Bachelor of Science degree in Petroleum Engineering from Texas A&M University and a Master of Science degree in Petroleum and Geosciences Engineering from the University of Texas at Austin and is a Registered Professional Engineer in the state of Texas.

Executive Officer	Biographical Information
Bryan K. Guderian Age 58 Executive Vice President of Business Development

Mr. Guderian has served as Executive Vice President of Business Development since February 2018 and earlier served as Senior Vice President of Business Development since May 2016. Prior to that time, Mr. Guderian served as Senior Vice President of Business Development and Land from October 2014 until May 2016, and as Senior Vice President of Operations from December 2011 until October 2014. From 1998 until December 2011, Mr. Guderian served as Vice President of the Exploration & Production unit of The Williams Companies, Inc. with responsibility for operational and commercial management of exploration and production assets in the Marcellus Shale, the San Juan Basin and other basins. Mr. Guderian also had responsibility for overseeing Williams' international operations. He served as a director of Apco International Oil and Gas Inc. ("Apco") from 2002 until 2015 and a director of Petrolera Entre Lomas S.A. from 2003 until 2015. Mr. Guderian served as Chief Executive Officer of Apco from 2013 until 2015. Mr. Guderian joined Williams in 1991 as a gas marketing representative. Mr. Guderian holds a bachelor of business administration degree in petroleum land management from the University of Oklahoma. He serves as a director of NGL Energy Partners, LP.

J. Kevin Vann Age 46 Executive Vice President and Chief Financial Officer

Mr. Vann has served as Executive Vice President and Chief Financial Officer since February 2018 and earlier served as Senior Vice President and Chief Financial Officer since March 2014. Mr. Vann had also served as Treasurer from September 2014 to November 2014. Prior to his appointment as Senior Vice President and Chief Financial Officer, Mr. Vann had served as Vice President, Chief Accounting Officer and Controller since December 2011. From June 2007 until December 2011, Mr. Vann had served as Controller for the exploration and production business unit of The Williams Companies, Inc. He was Controller for Williams Power Company from 2006 to 2007 and Director of Enterprise Risk Management for Williams from 2002 to 2006. In his Controller positions, he was responsible for the development and implementation of internal controls to ensure effective financial and business systems, accurate financial statements and the timely provision of appropriate information and analysis to assist in the strategic management of the company. As Director of Enterprise Risk Management for Williams, he was responsible for the aggregation and measurement of commodity and credit risk. Mr. Vann also served as a director of Apco Oil and Gas International Inc. from 2014 to 2015. Mr. Vann holds a B.S. in accounting from Oklahoma State University.

Board Meetings and Annual Meeting Attendance

        Directors are expected to attend Board meetings, meetings of committees on which they serve and the Annual Meeting of Stockholders. During the year ended December 31, 2017, the Board of Directors held eleven meetings. All directors who were members of the Board of Directors in 2017 attended at least 75% of the meetings of the Board and any Board committees of which they were members. Each of our directors attended our 2017 Annual Meeting of Stockholders.

Board Committees

        The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. These committees help the Board of Directors fulfill its responsibilities and assist the Board of Directors in making informed decisions. Each committee operates pursuant to a written charter, each of which is available on our website at www.wpxenergy.com, and evaluates its charter and conducts a committee performance evaluation annually.

        The directors serve on the committees as set forth below.

Audit	Compensation	Nominating and Governance
Robert K. Herdman, Chair	Henry E. Lentz, Chair	William G. Lowrie, Chair
John A. Carrig	William R. Granberry	Karl F. Kurz
Kelt Kindick	David F. Work	George A. Lorch
Valerie Williams		Kimberly S. Lubel

Audit Committee

        The Audit Committee consists of Messrs. Herdman (Chair), Carrig, and Kindick and Ms. Williams, each of whom is an independent director under the NYSE listing standards and the rules and regulations of the SEC and each of whom is financially literate. The Board of Directors has determined that each of Messrs. Carrig, Herdman and Kindick and Ms. Williams has accounting or related financial management expertise and is qualified as an "audit committee financial expert" as defined by the rules and regulations of the SEC. You should understand that these designations are disclosure requirements of the SEC and the NYSE relating to the members' experience and understanding of accounting and auditing matters. These designations do not affect the obligations or liability of Board or Audit Committee members generally. The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements, public disclosure and compliance activities and for the selection and retention of the independent registered public accounting firm. The Audit Committee held nine meetings in 2017.

Compensation Committee

        The Compensation Committee consists of Messrs. Lentz (Chair), Granberry, and Work, each of whom is an independent director under the NYSE listing standards and the rules and regulations of the SEC and each of whom meets the definition of an outside director under the Internal Revenue Code of 1986, as amended (the "IRC"). The Compensation Committee is responsible for overseeing the design and implementation of strategic executive compensation programs that promote the attraction, retention, and appropriate reward of executive officers and are designed to motivate the Company's executive officers toward the achievement of business objectives and to align the executive officers' focus with the long-term interest of the stockholders. The Compensation Committee also makes recommendations to the Board regarding the compensation of our Chief Executive Officer and assists the Board in fulfilling its responsibility to oversee the establishment and administration of the Company's compensation programs, including incentive compensation, equity-based plans, and related matters for employees subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee also monitors compliance by directors and the executive officers with the Company's stock ownership guidelines. The Compensation Committee held nine meetings in 2017.

Nominating and Governance Committee

        The Nominating and Governance Committee consists of Messrs. Lowrie (Chair), Lorch, and Kurz and Ms. Lubel, each of whom is an independent director under the NYSE listing standards and the rules and regulations of the SEC. The Nominating and Governance Committee's duties include indentifying and recommending qualified individuals to be proposed as nominees for election to the Board at the annual meeting of stockholders and developing, reviewing annually and recommending to the Board changes to our Corporate Governance Guidelines. The Nominating and Governance Committee also reviews the size and composition of the Board and its committees and recommends any changes to the Board, establishes a process for and assesses director independence and oversees the evaluation of the Board and its committees. The Nominating and Governance Committee held six meetings in 2017.

Communications with the Board of Directors

        Any stockholder or other interested party may communicate with our directors, individually or as a group, the Lead Director, or the independent directors as a group, by contacting our Corporate Secretary or the Chairman of the Board. The contact information is maintained on the Investor Relations page of our website at www.wpxenergy.com.

The current contact information is as follows:

WPX Energy, Inc.
3500 One Williams Center
Tulsa, Oklahoma 74172
Attn: Corporate Secretary

        We will forward communications to the relevant director(s) unless the communications are of a personal nature or not related to the duties and responsibilities of the Board of Directors, including, without limitation, junk mail, mass mailings, business solicitations, spam, surveys and routine product or business inquiries.

EXECUTIVE COMPENSATION

Executive Summary

        We continued to deliver solid results in 2017. In January, our executive officers introduced three strategic imperatives to enable us to keep the Company's transformation on track. These strategic imperatives were:

  •
  Operational and Financial Discipline: Continue to take positive steps forward in further improving our financial health and operational excellence as we manage potential inflation in oilfield services;

  •
  Value Driven Growth: We believe Wall Street will reward us for increasing our oil output. Our goal is to make sure that growth is focused on building long-term value, not just increasing near-term production; and

  •
  Remaining Opportunistic: Ramping up the activity in our basins will consume a huge amount of our attention. We also need to keep anticipating future challenges and considering new opportunities.

        During the year, our executive officers led efforts to achieve sustainable growth based upon our world-class assets. Specific accomplishments for 2017 include:

  •
  Operating margins up 67% from the third quarter 2016 to third quarter 2017;

  •
  Achieved oil production growth of 48% in 2017 and on track to reach the 80,000 barrels per day oil production goal a full two years earlier than originally planned;

  •
  Continue transformation to a two-basin operation with oil emphasis; and

  •
  Successful execution of a midstream joint venture in the Permian Basin that resulted in $400 million of immediate value, $349 million of which was cash.

        Our 2017 annual incentive metrics—Production Volume, Adjusted EBITDAX, Development Efficiencies, Environmental and Safety, and a Discretionary component—effectively incented our executive officers to focus on the strategic imperatives to deliver improved shareholder return. Our executive management team successfully continued our Company's transformation.

        Under our annual incentive plan, we awarded 117% of target based upon performance against pre-defined metrics and the Environmental and Safety component and the Discretionary component. Approximately 60% of the annual incentive award was attributable to the three quantifiable metrics, and slightly less than 40% resulted from the Environmental and Safety component and the Discretionary component. This allocation of the final award payout is roughly in line with the annual incentive metrics, of which 70% were quantifiable and 30% was subjective. See "Annual Cash Incentive" for additional information about the annual incentive metrics and how the award was calculated.

        Our long-term incentive plan paid out at target. The metric for the long-term incentive award was Total Shareholder Return ("TSR") relative to our peer group. TSR over the three-year performance period, 2015-2017, was seventh in our peer group, or in the second quartile. Although the payout range adopted at the time these performance-based RSUs were granted provided for a payout at 125% for this level of performance relative to our peers, the payout for these units was capped at 100% because absolute TSR over the performance period was negative. See "Vesting of 2015 Performance-Based RSUs" for additional information about this award.

Compensation Discussion and Analysis

        Our executive compensation program includes several features designed to align the interests of our executive officers with the interests of our stockholders:

  •
  The majority of compensation paid to our CEO is performance-based;

  •
  We use a balanced approach to performance metrics to focus executive officers on executing our strategy while discouraging excessive risk-taking;

  •
  Our stock ownership guidelines require our executive officers to have a significant stake in our long-term success and align their interests with stockholder interests;

  •
  The Committee regularly reviews overhang levels and the annual run rate;

  •
  Our recoupment policy requires recovery of all performance-based incentive payments from executive officers found to be responsible for fraud or intentional misconduct that results in a significant restatement of our financial results as well as recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results;

  •
  Our change-in-control agreements have a "double trigger" for cash payments, equity awards, and other benefits so they are not triggered solely on a change-in-control;

  •
  We provide very limited perquisites to our NEOs;

  •
  The Committee engages an independent compensation consultant to provide competitive market data for our executive officers and to lead discussions on trends within our industry; and

  •
  When making compensation decisions, the Committee uses tally sheets to consider total outstanding equity value and estimates of amounts that would be paid in various termination scenarios.

        In addition, we have adopted policies and provisions to ensure we do not engage in practices that could be detrimental to stockholders:

  •
  Our performance-based RSU program prohibits payouts in excess of 100% of target if absolute TSR is negative, regardless of the ranking of our TSR relative to peers;

  •
  We do not provide employment contracts to any of our executive officers;

  •
  We do not provide gross-ups to cover personal income taxes that pertain to severance benefits or the limited perquisites we offer;

  •
  Our insider trading policy prohibits short sales of our common stock and the use of equivalent derivative securities by our directors and executive officers;

  •
  We do not permit our directors or executive officers to engage in margin trading of our stock;

  •
  Our anti-pledging policy prohibits our directors or executive officers from holding our common stock in a margin account or pledging our common stock as collateral for a loan; and

  •
  Our incentive plan prohibits the backdating of stock options and the repricing of stock options without stockholder approval.

Compensation Philosophy

        We provide a competitive total rewards program designed to attract, engage, reward, and retain highly effective executive officers to deliver on our business plan and drive results that increase stockholder value. We intend to maintain compensation programs that are in the best interest of WPX and our stockholders while rewarding our executive officers through a pay mix that balances short- and long-term performance and discourages excessive risk-taking. Establishing the proper compensation mix is critical to our pay-for-performance approach in engaging executive officers to carry out our business strategy.

        The Committee believes pay for our executive officers should emphasize performance-based rewards and the use of equity. Performance-based compensation, which includes the Annual Incentive Program ("AIP") and performance-based RSUs, comprises a major portion of our executive compensation, while base salary is a much smaller percentage. Equity, which directly aligns our executives' interests with those of our stockholders, comprises a much greater portion of compensation to our NEOs than cash compensation.

        We implement our compensation philosophy by:

  •
  making a majority of CEO pay performance-based, subject to increase when we exceed performance targets and reduction when we do not achieve performance targets;

  •
  tying pay to performance metrics that encompass both short- and long-term goals and encourage profitable growth while discouraging excessive risk-taking; and

  •
  delivering a majority of compensation in the form of equity, which directly ties the interests of our NEOs to stockholders and causes the value of their compensation to vary based upon our stock price.

Determination of Total Compensation

Role of the Committee and Board of Directors

        The Committee oversees the design and implementation of our compensation programs, including setting performance metrics and goals for our annual and long-term incentives, and approves compensation for the NEOs, except for the CEO. For the CEO's compensation, the Committee makes recommendations to the independent members of the Board of Directors, which has responsibility for approving the CEO's compensation. The Committee makes decisions with respect to executive officer compensation based on the following factors:

  •
  the performance of each executive officer and the value of the role to WPX;

  •
  market data from our peer group, the broader E&P industry, and general industry;

  •
  internal pay equity considerations, such as relative scope of responsibility of each position;

  •
  input from the CEO (for executive officers other than himself); and

  •
  input from the Committee's independent compensation consultant.

        Throughout this CD&A, when references are made to decisions about the CEO's compensation, those decisions were made by the independent members of the Board of Directors after considering the recommendation of the Committee.

Consideration of 2017 Stockholder Advisory Vote to Approve 2016 Executive Compensation

        In 2017, we received a favorable advisory vote on our executive compensation program, with approximately 97 percent of the Company's shares voting in favor of the executive compensation program. The Committee did not change its approach in 2017 based on the results of the advisory vote. The Committee will continue to monitor and consider the outcomes of the annual advisory votes on our executive compensation program when making decisions for our executive officers.

Role of the Committee's Independent Compensation Consultant

        The Committee retains an independent consultant, FW Cook, to advise on executive and director compensation matters, assess total compensation levels and elements of pay for executive officers, evaluate competitive compensation trends, and identify an appropriate peer group for executive compensation planning. In addition, the independent compensation consultant manages the process by which the Board of Directors evaluates the CEO's performance. The Committee meets with its independent consultant within and outside the presence of management and has the sole authority to retain and terminate its independent consultant, including sole authority to approve its fees and retention terms. FW Cook provides no other services to WPX and does not perform any work for management.

        Consistent with the requirement in the Committee's charter, the Committee annually reviews the independence of its compensation consultant considering the factors set forth in the NYSE listing standards. For 2017, the Committee found that FW Cook continues to meet the NYSE listing standards for independence.

Role of Management and Executive Officers

        Although management provides input to the Committee as it sets performance metrics and goals for our annual and long-term incentives, management does not set compensation for our executive officers. Our CEO provides his evaluation of the performance of the executive officers that report to him and makes compensation recommendations to the Committee, which then determines compensation for these executive officers. Our CEO also provides an assessment of his own performance to both the Committee and the Board of Directors but does not participate in the process of setting his own compensation.

Competitive Positioning

        The Committee makes decisions about the appropriate mix between fixed and variable pay and between cash and equity. The Committee makes these decisions in the context of the competitive market for executive talent, while also considering how each element of pay furthers the objectives of our compensation program. To evaluate this market, the Committee, with the advice and assistance of its independent compensation consultant, considers proxy data and survey data from a designated group of peer companies, along with survey data from a broader group of E&P companies and, to a lesser extent, general industry companies.

        With input from its independent compensation consultant, the Committee used the following selection criteria to identify our group of peer companies:

  •
  U.S. Oil & Gas E&P companies;

  •
  Scale in terms of enterprise value with additional consideration given to asset size, market capitalization, and revenue;

  •
  Whether the company is a competitor for business, investor capital, or executive talent; and

  •
  Whether the company has a similar corporate structure focused on horizontal drilling using hydraulic fracturing technology in either multiple basins or in a single basin strategic to our business.

        Using these criteria, in October 2016 the Committee identified the companies listed below as the peer group for executive compensation market evaluations for 2017.

Cimarex Energy Company Concho Resources Inc. Continental Resources, Inc. Diamondback Energy, Inc. Energen Corporation EP Energy Corporation Laredo Petroleum, Inc. Matador Resources Company	Newfield Exploration Company Oasis Petroleum, Inc. Parsley Energy, Inc. Pioneer Natural Resources Company QEP Resources, Inc. SM Energy Company Whiting Petroleum Corporation

        Our methodology for selecting peer companies has resulted in including some companies that are both smaller and larger than we are. The Committee has determined it is important to include these companies in the peer group because we compete directly with them for both business and talent and because of their influence on the market for executive talent in the E&P industry.

        The Committee evaluates the companies comprising the peer group annually and makes changes as necessary to confirm WPX is using the appropriate group of companies.

Use of Tally Sheets and Wealth Accumulation Analysis

        When making executive compensation decisions, the Committee reviews comprehensive tally sheet information for each of our executive officers. These tally sheets are prepared by management and reviewed by the Committee's independent compensation consultant. The tally sheets quantify the elements of each executive officer's total compensation, including total outstanding equity and estimates of amounts that would be paid in the event of a change-in-control and other termination scenarios.

Elements of our Compensation Program

        Our 2017 executive compensation program included the following four elements. Each element is designed to achieve a specific objective that, when balanced with the other elements, achieves our pay-for-performance philosophy and aligns the interests of our executives with our stockholders.

        In allocating among the elements of our compensation program, the Committee evaluates market data while also considering our compensation philosophy. See "Compensation Philosophy" for a discussion of how the Committee implements this philosophy.

        Although base salary and annual cash incentives are important components of an executive officer's total compensation, equity is the most significant element. For the CEO, long-term incentives make up 77% of his 2017 target total direct compensation ("TTDC"). For other NEOs, on average, long-term incentives are 69% of TTDC.

2017 Target Pay Mix

CEO	Other NEOs

Base Salary

        Attracting and retaining talent with a competitive base salary is the first building block of our compensation program. Our base salaries are intended to help attract highly qualified candidates and provide a stable source of income so our executive officers can focus on day-to-day job responsibilities.

        The Committee typically sets base salary levels for our executive officers in February of each year. Based upon market data, the Committee approved modest base salary increases for our executive officers including a 3% increase for Mr. Gaspar. Mr. Gaspar received an additional base salary increase of 7% in connection with his promotion from Senior Vice President and Chief Operating Officer to President and Chief Operating Officer in December 2017. Base salaries for 2017 were:

Executive	2016 Base Salary	2017 Base Salary	Dollar Increase	Percent Increase
Richard E. Muncrief	$840,000	$865,000	$25,000	3%
J. Kevin Vann	$460,000	$478,000	$18,000	4%
Clay M. Gaspar	$500,000	$550,000	$50,000	10%
Bryan K. Guderian	$412,000	$424,000	$12,000	3%
Dennis C. Cameron	$364,000	$375,000	$11,000	3%

        The Committee considers market data from our peer group as well as a broader group of E&P companies and general industry data when setting the base salary for our executive officers. The actual base salary for an executive officer may be above or below the target median based on factors such as experience in the current and past positions, performance, knowledge and expertise, and internal equity.

Annual Cash Incentive

        Our executive officers are eligible for cash incentives each year under our AIP. The AIP represents 12% of our CEO's TTDC and 13% of TTDC for our other NEOs. The AIP is designed to focus executive officers on achieving the annual business plan linked to our strategy. Execution against the annual plan is important to drive longer-term stockholder value by creating financial strength, managing costs, and investing in projects that will deliver future value. We employ balanced performance metrics to further specific objectives of our strategy, such as achievement of plan, cost management, cash flow, capital efficiency, and safety.

        For 2017, the Committee set the AIP performance metrics as Adjusted EBITDAX, Production Volume, Development Efficiencies, and Environmental and Safety along with a Discretionary component. The objectives, definitions, and relative weighting of each of the 2017 AIP performance metrics is as follows:

Metric	Objective	Definition	Weighting
Adjusted EBITDAX	Cash Flow	Earnings before interest expense, income taxes, depreciation, depletion and amortization, and exploration expenses. Impact from discontinued operations and non-cash items such as impairments and mark-to-market movements related to commodity hedges is removed.	25%
Production Volume	Production	Volumes as reported publicly in financial results based on sales of oil, gas, and natural gas liquids	25%
Development Efficiencies	Capital Efficiency	Drilling & Completion capital divided by Estimated Ultimate Recovery for wells with first sales from October 1, 2016 through September 30, 2017	20%
Environmental & Safety	Safety	Based upon the Committee's qualitative assessment of the Company's overall environmental and safety record for the year; Management provides regular reports of environmental and safety activities and outcomes to assist the Committee in evaluating performance	10%
Discretionary	Overall Company Performance	Based on factors such as performance-related prior-year reserve revisions, organizational rationalization, cost initiatives, maintaining liquidity, and other items that reflect on overall WPX performance	20%

        The Committee set these metrics for 2017 to focus our NEOs on outcomes valued by the market, specifically balance sheet strength, liquidity, and growth. Changes from the 2016 AIP include:

  •
  Changed the weighting from 20% Production Volume and 30% Adjusted EBITDAX to 25% Production Volume and 25% Adjusted EBITDAX to maintain focus on earnings growth and cost control and to recognize that production and development activities increased with improvements in commodity prices;

  •
  The Development Efficiencies metric incorporates the drilling and completions capital and the estimated ultimate recovery from a well. Only wells with at least 90 days of production were used to calculate the 2017 AIP award. Therefore, wells with first sales that occurred after September 30 were not included in calculating the 2017 AIP award. Using the Development Efficiencies metric:

  •
  continues to encourage efficient use of capital dollars,

  •
  provides for a stronger alignment to capital dollars spent on each well,

  •
  creates incentives to hit production goals for each well, and

  •
  eliminates the impact of other factors such as future drilling programs and longer-term commodity pricing; and

  •
  The Committee also designated 20% of the target award as "Discretionary" to help to ensure the amount of any cash incentives paid to executives reflects other factors, not covered by the other metrics, that add to our success or negatively impact stockholders. This discretionary component further ensures that annual cash incentives are aligned both with the interests of stockholders and the returns stockholders experience throughout the year. The Committee adopted this metric with the recognition that there were several critical objectives for the NEOs to accomplish, such as successfully closing the Panther acquisition, entering into a joint venture in the Permian Basin and other tasks that are difficult to measure through more traditional metrics.

        In addition to this Discretionary component, the Committee retains discretion to reduce the total AIP award if it believes doing so is in the best interest of stockholders.

        Our Board of Directors engages in a rigorous process each year when setting the annual business plan. The Committee then considers the annual business plan when setting the AIP targets. Because we used aggressive assumptions when we developed the 2017 annual business plan, the Committee believed setting AIP targets to the annual business plan ensured a sufficient level of difficulty so that achieving the goals would generate stockholder value creation. The assumptions in the annual business plan included:

  •
  Oil trading at $50 per barrel and natural gas trading at $3.00 per MMBtu; and

  •
  A total of eight rigs across the Company's three primary basins.

        The table below shows the threshold, target, and maximum payout levels for each performance metric, as well as actual performance results against the three quantifiable metrics.

Performance Metric	Weighting	Threshold(1)	Target(1)	Maximum(1)	Reported Results	Attainment Results	Attainment Against Target	Award Payout
Adjusted EBITDAX ($ Million)	25%	$575	$677	$778	$710	$710	105%	33.3%
% of Target		85%	100%	115%
Production Volume (MBoe/d)	25%	101	112	129	110	112	100%	24.8%
% of Target		90%	100%	115%
Development Efficiencies	20%	7.16	6.23	4.67	7.06	6.86	91%	13.3%
% of Target		85%	100%	125%
Environmental and Safety	10%	N/A	N/A	N/A	N/A	N/A	N/A	10.0%
% of Target		N/A	N/A	N/A
Discretionary	20%	N/A	N/A	N/A	N/A	N/A	N/A	35.6% (2)
% of Target		N/A	N/A	N/A
Award Payout %		50%	100%	200%				117.0%

(1)
There is no payout for performance falling below the threshold level. The payout opportunity for performance within the ranges is determined based upon linear interpolation.

(2)
The Committee set the Discretionary component based upon its assessment of a number of performance factors contributing to our success in 2017. See below for details.

        The Committee determined the actual AIP awards to be paid to the NEOs based on:

  •
  performance against targets for the three formulaic performance metrics in the table above;

  •
  the Committee's assessment of the Company's overall performance and attainment of critical objectives as reflected in the Environmental and Safety metrics and Discretionary metrics (see below); and

  •
  individual performance of each executive, though no adjustments for individual performance were made in 2017.

        In evaluating the performance of the NEOs in order to set the award payout percentage for the Discretionary component, the Committee considered financial and operational accomplishments during the year. Highlights of these accomplishments include:

  •
  operating margins up 67% from the third quarter 2016 to third quarter 2017;

  •
  achieved oil production growth of 48% in 2017 and on track to reach the 80,000 barrels per day oil production goal a full two years earlier than originally planned;

  •
  continue transformation to a two-basin operation with oil emphasis; and

  •
  successful execution of a midstream joint venture in the Permian Basin that resulted in $400 million of immediate value, $349 million of which was cash.

Based upon these factors, the Committee approved the following 2017 AIP award payouts to the NEOs.

Executive	Target Percentage (% of Eligible Earnings)	Target Award Value(1)	Actual Award Paid(1)
Richard E. Muncrief	110%	$947,269	$1,108,305
J. Kevin Vann	80%	$380,185	$444,816
Clay M. Gaspar	80%	$414,154	$484,560
Bryan K. Guderian	70%	$295,508	$345,744
Dennis C. Cameron	70%	$261,315	$305,739

(1)
The target award value and actual award paid are based on actual eligible earnings for the year. The term "Eligible Earnings" includes regular base pay, holiday pay, and paid time off earned during the year.

Long-Term Incentives

        The annual equity grant to our NEOs included performance-based RSUs and time-based RSAs. These equity vehicles meet a number of business objectives, including retention, aligning interests of NEOs with the interests of stockholders, and encouraging performance that leads to stock price appreciation and the creation of stockholder value over the long-term.

        The Committee sets targets for equity compensation based on market data from our peer group and internal equity considerations such as relative scope of responsibilities of each position. Based on these factors, for 2017 the Committee set the following equity targets for our NEOs.

Executive	Performance-Based RSUs(1)	Time-Based RSAs	2017 Equity Target
Richard E. Muncrief	$3,600,000	$2,400,000	$6,000,000
J. Kevin Vann	$1,000,000	$1,000,000	$2,000,000
Clay M. Gaspar	$1,250,000	$1,250,000	$2,500,000
Bryan K. Guderian	$750,000	$750,000	$1,500,000
Dennis C. Cameron	$500,000	$500,000	$1,000,000

(1)
These values will differ from the values in the Summary Compensation Table due to the requirement to report in a manner consistent with ASC 718.

        Based on both market data and our objective to deliver a material proportion of equity compensation in the form of performance-based incentives, the Committee set the following equity allocation for our NEOs.

 Equity Mix of the 2017 Annual Grant

        We believe it is important that a material portion of grants to all executive officers be in the form of performance-based equity. Further, we have granted a higher proportion of performance-based RSUs to the CEO than to the other executive officers to more directly align the interests of the CEO with our stockholders.

Performance-Based Restricted Stock Units

        We grant our executive officers performance-based RSUs to focus their efforts on long-term performance. The performance period for those RSUs is three years. The performance metric is relative TSR, as compared to a group of our peer companies, further strengthening the alignment with stockholders. The peer group used for evaluating relative TSR for the 2017 award consists of the same companies used to benchmark pay.

        See "Competitive Positioning" above for a discussion of how we select peer companies. TSR is calculated as follows:

TSR % =	(Stock price average over the quarter at the end of period – Stock price average over the quarter immediately prior to start of period + Dividends paid)
 Stock price average over the quarter immediately prior to start of period

        Relative TSR assesses the strength of our return to stockholders by comparing it to the TSR of our peer companies. Using relative TSR as the long-term performance metric, therefore, causes our executive officers to focus on executing our strategy and creating value for stockholders, even in economic downtimes. It minimizes the impact of short- and mid-term movements in share price, causing executive officers to focus on enhancing value over the long-term. Additionally, relative TSR focuses our executive officers on outperforming our competitors because it links their pay to how our stock price compares to the stock price of our peer companies. We believe rewarding executive officers for achieving results within their control and incenting them to focus on outperforming our competitors will lead to increased stockholder value.

        At the beginning of the performance period, the Committee establishes the performance objective and approves grants to our executive officers of a certain number of RSUs based on their individual equity target and the equity mix described above in "Long-Term Incentives." At the end of the three-year performance period, the Committee determines the payout percentage for the performance-based RSUs based on our relative TSR during that performance period. Our executive officers have the opportunity to receive from 0% to 200% of the award granted based on how our TSR compares to the peer group at the end of the performance period.

        Regardless of where our TSR falls relative to the peer companies, payout is capped at 100% if our absolute TSR is negative over the three-year performance period. Performance at the first and second rankings relative to peers earns a 200% payout when absolute TSR is positive.

TSR Performance

        Because we set our equity grant values based on competitive market data, the performance-based equity awards are designed to pay out at 100% of target for median peer group performance with higher performance resulting in awards above the equity target and lower performance resulting in awards below the target value. As a result, when we perform better than the majority of the companies in our peer group, our executive officers earn an award above the target value at the time of grant. Conversely, when our TSR is in the bottom half of our peer group, our executive officers earn less than the target award value.

Vesting of 2015 Performance-Based RSUs

        In 2015, we granted performance-based RSUs to our executive officers, including all five of our current NEOs. Under the terms of the grant, TSR relative to the peer group designated at the time of grant was the performance metric. The three-year performance period ended on December 31, 2017. The cumulative absolute TSR over the three-year performance period was negative 24.17%, and performance relative to our designated peer companies was seventh, or in the second quartile of the comparator group. Based upon the payout range set by the Committee at the time of the grant, the payout for these RSUs would have been 125%. However, because absolute TSR was negative, the payout was capped at 100%. We believe these awards operated as intended by linking the performance our executives deliver to the pay they receive. Specifically, executives were rewarded for relatively strong performance against the peer group, but the payout was limited to 100% due to negative absolute TSR over the three-year period.

        The peer group for measuring our relative TSR for the 2015 performance-based RSUs was comprised of:

Cabot Oil & Gas Corporation
Chesapeake Energy Corporation
Cimarex Resources Company
Concho Resources Inc.
Devon Energy Corporation
Energen Corporation
Laredo Petroleum, Inc.
Newfield Exploration Company	Pioneer Natural Resources Company QEP Resources, Inc. Range Resources Corporation SandRidge Energy, Inc. SM Energy Company Southwestern Energy Company Ultra Petroleum Corporation

        Subsequent to identifying the companies listed above, SandRidge Energy, Inc. was delisted by the NYSE and later filed for bankruptcy protection, and Ultra Petroleum Corporation filed for bankruptcy protection. As a result, the TSR for these two companies was set at zero and they were placed at the bottom of the peer group for purposes of calculating our relative TSR under the 2015 performance-based RSUs

        The following table summarizes the payout of the 2015 performance-based RSUs.

Executive	PB RSUs Granted	Grant Day Value	# of PB RSUs Forfeited (0%)	PB RSUs Vesting Based Upon Performance Attainment (100%)	Total Value Received Based Upon Performance Attainment and Vesting Date Stock Price	Total Value Gain Based Upon Stock Price Appreciation(1)
Richard E. Muncrief	257,142	$2,769,419	0	257,142	$3,738,845	$969,426
J. Kevin Vann	50,420	543,023	0	50,420	733,107	190,084
Clay M. Gaspar	50,420	543,023	0	50,420	733,107	190,084
Bryan K. Guderian	40,336	434,419	0	40,336	586,485	152,066
Dennis C. Cameron	25,210	271,512	0	25,210	366,553	95,041

(1)
Based upon grant-date value of $10.77 on March 2, 2015, and closing price of $14.54 on the vesting date.

Time-Based Restricted Stock Awards

        We grant time-based RSAs to promote long-term retention of executive officers and permit them to accumulate equity ownership in the Company so the interests of our management team are directly aligned with the interests of our stockholders. We believe it is important to have an element of compensation that is focused directly on retaining talent so we can minimize potential loss of institutional knowledge and the disruption inherent in unplanned turnover. Time-based RSAs also align our executive officers with our stockholders by making them stockholders themselves and tying their personal, long-term wealth to the success of the Company. Retaining talent and aligning interests encourages our executive officers to take actions to enhance the value of our business and increase stockholder value. Time-based RSAs vest ratably over a three-year period.

Benefits and Limited Perquisites

        We provide competitive benefits to all our employees, including our executive officers, to promote health and financial well-being. These benefits include health, life, and disability insurance. Long-term disability coverage is provided at a base level of 60% of base salary, with a maximum of $15,000 per month. In addition, all employees, including our executive officers, are eligible to purchase supplemental long-term disability coverage bringing the total up to 70% of base salary, with a combined maximum benefit of $15,000 per month.

        Our retirement program consists of both a qualified 401(k) defined contribution plan and two nonqualified deferred compensation plans. Under the qualified 401(k) plan, the Company matches employee contributions dollar-for-dollar up to 6% of pay, subject to Internal Revenue Code ("IRC") contribution limits, and also makes an additional contribution to all employees of either 6% or 8% of eligible pay, depending on the employee's age.

        The two nonqualified plans are a restoration plan and a voluntary deferral plan. The restoration plan provides benefits equal to the amount that would be payable under the qualified 401(k) plan in the absence of certain limitations of the IRC. Our executive officers also are eligible to participate in a voluntary nonqualified deferred compensation plan, which allows deferral of up to 75% of base salary and up to 100% of annual cash incentives. Deferrals to the nonqualified deferred compensation plan are matched up to 6% of pay that is not recognized within the qualified 401(k) plan.

        We also provide the following limited perquisites to our executive officers with an aim of attracting highly qualified candidates and allowing our executive officers to focus on job responsibilities:

  •
  Financial Planning Reimbursement.  We reimburse NEOs for financial planning to provide them with expertise on current tax laws, personal financial planning, and preparations for contingencies such as death and disability. We believe encouraging an NEO to work with a financial planner maximizes the retention and engagement aspects of the dollars we spend on these programs. The financial planning reimbursement is limited to $7,500 annually;

  •
  Personal Use of WPX Energy's Company Aircraft.  We provide very limited personal use of Company aircraft at the CEO's discretion. The primary purpose of our Company aircraft is for business use, but the CEO retains discretion to permit personal use when he deems appropriate, such as when commercial air travel is inefficient due to costs or additional travel time because the destination is not well served by commercial airlines, or for personal emergencies. During 2017, the maximum individual amount of personal aircraft usage by any of our NEOs was $5,752; and

  •
  Executive Physicals.  Executive officer physicals align with our wellness initiative as well as assist us in mitigating risk. These physicals reduce vacancy succession risk by helping the executive identify and prevent issues that could leave a role unexpectedly vacated.

Other Compensation Practices

Stock Ownership Guidelines

        It is important for the interests of our executive officers to align with those of our stockholders. One way we accomplish this is by requiring our executive officers to hold certain levels of WPX stock under stock ownership guidelines adopted by our Board of Directors and monitored by the Committee.

        These stock ownership guidelines define the minimum levels of WPX stock our executive officers must own. Each executive officer must hold common stock or time-based RSUs or RSAs of WPX with a value at least equal to the following multiple of his or her base salary in effect as of December 31 of the prior year.

Executive Level	Multiple of Base Salary
CEO	6
Other Executive Officers	3

        Stock options, whether vested or not, are excluded from the number of shares owned in calculating compliance with these guidelines. Unvested time-based RSAs count toward satisfaction of the ownership requirements while unvested performance-based RSUs do not.

        If, on the annual compliance date of February 1, an executive officer does not own shares of WPX common stock with a value equal to the required multiple of base salary, that executive officer is required to retain 50% of any WPX equity acquired through the exercise of stock options or the vesting of time-based RSAs or performance-based RSUs, net of taxes, until the next compliance date when his or her WPX stock ownership meets the required multiple of base salary.

        To further align his interests with stockholders, Mr. Muncrief purchased 20,000 shares of our stock on January 12, 2017, in our public equity offering. As of the annual compliance date of February 1, 2018, Mr. Muncrief's ownership was 16.2 times his base salary compared to the required threshold of 6 times.

Consideration of Risk in Setting Executive Compensation

        Our performance management system evaluates all employees, including our executive officers, not only on results but also on how results are achieved. In other words, we will not seek results at all costs. Achieving results in a way that is consistent with our values is an important part of our culture. This culture is one of the ways we are able to set aggressive performance goals and encourage appropriate and responsible risk-taking while discouraging imprudent risks. The Committee has discretion to adjust individual annual incentive awards based on an evaluation of how executive officers achieve results, including the avoidance of undue risks.

        The Committee also mitigates risk by using balanced performance metrics. For example, our annual cash incentive program measures Adjusted EBITDAX and Development Efficiencies as well as Production Volume. Together these metrics encourage our executive officers to make decisions that grow stockholder value over the long term. In addition, the Environmental and Safety component incents executive officers to make prudent decisions with respect to environmental and safety issues. Finally, the Discretionary component allows the Committee to evaluate other factors to assure that in pursuing annual performance objectives our executive officers also focus on ultimate value creation and sustainability of performance.

        While the Committee believes it is important to emphasize pay-for-performance in our executive compensation program, it also recognizes the need to balance fixed pay with variable pay and short-term incentives with long-term incentives to avoid placing too much emphasis on short-term results. A lack of balance between annual incentives and long-term incentives could cause our executive officers to take undue risks when seeking to drive short-term performance. In addition, the Committee retains discretion in both our annual incentive program and our long-term incentive program to adjust above-target payouts downward for any reason, including excessively risky behavior.

        Our executive compensation program includes several features designed to limit undue risks. For example, there is a cap on payouts under both our short- and long-term incentive plans. The Committee has adopted stock ownership guidelines to align our executives with shareholders and a recoupment policy to remove the incentive to inflate performance-based awards. In addition, our Board of Directors has adopted anti-hedging and anti-pledging policies. Annually, we conduct an enterprise-wide assessment of material risks associated with our policies, programs, and actions related to human capital, including any risks that might be raised by our compensation programs. The Committee reviews this risk assessment each year.

Recoupment Policy

        In the event our financial results are significantly restated due to fraud or intentional misconduct, our Board of Directors will review any performance-based incentive payments paid to executive officers. We will, to the extent permitted by applicable law, seek recoupment of all performance-based incentive payments from any executive officer found by the Board of Directors to be personally responsible for the fraud or intentional misconduct that caused the need for the restatement. In addition, we will seek recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results.

        The Committee has taken action to clarify that our recoupment policy will be interpreted and applied as necessary to comply with SEC and stock exchange requirements. The Committee will review our recoupment policy and revise it to comply with the rules once they are finalized.

Anti-Hedging and Anti-Pledging Policies

        SEC rules generally prohibit uncovered short sales of our common stock by our executive officers. Our insider trading policy also prohibits short sales of our common stock and the use of equivalent derivative securities by our executive officers. The policy also requires all employees covered by the policy, including our executive officers, to consult with our Corporate Secretary (or with our General Counsel or Chief Financial Officer if our Corporate Secretary is not available) before they engage in any transaction for the purchase or sale of our securities. Our insider trading policy also prohibits holding our common stock in a margin account or pledging our common stock as collateral for a loan.

Employment Agreements

        It is not our typical practice to enter into employment agreements. In connection with the recruitment and hiring of our CEO, however, we entered into a three-year employment agreement with Mr. Muncrief, which terminated on May 15, 2017. Our Board of Directors amended and restated our Executive Severance Pay Plan to include Mr. Muncrief upon the termination of his employment agreement. Mr. Muncrief's current severance benefits are described below in "Termination and Severance Arrangements."

Termination and Severance Arrangements

        Our executive severance pay plan provides benefits to executive officers in certain termination scenarios. An executive officer may participate in the plan when the CEO approves a reduction in force, a job elimination, or an involuntary termination without cause. For officers other than the CEO, the amount of severance pay is determined by multiplying the severed executive officer's annual base salary and average annual incentive (based upon the executive officer's actual incentives earned over the prior three years) by 1.5. The amount of severance pay for the CEO is determined by multiplying the CEO's annual base salary and average annual incentive (based upon the CEO's actual incentives earned over the prior three years) by 2. In addition, the severance pay plan provides a lump sum payment equal to 12 months of the severed executive officer's medical plan coverage. The purpose of this lump sum payment is to provide the financial equivalent of COBRA medical plan rates for 12 months of medical coverage under COBRA. Consistent with our past practice, the severance pay plan provides that the treatment of outstanding equity awards is governed by the terms of the grant agreement issued at the time the equity was granted. In general, our equity award agreements provide for either vesting or pro-rated vesting for severed employees. To participate in the plan, the employee must execute a severance and restrictive covenant agreement which may contain, among other provisions, non-competition and non-solicitation covenants.

Change-in-Control

        Each of our NEOs is party to an individual change-in-control agreement. Our change-in-control agreements, in conjunction with the NEOs' RSU, RSA, and stock option agreements, provide separation benefits for the NEOs in the event of a change-in-control and are designed to encourage NEOs to focus on the best interests of our stockholders by alleviating concerns about a possible detrimental impact to their own compensation under a potential change-in-control. Our program includes a double trigger for cash payments, benefits, and equity vesting. This means there must be a change-in-control and the NEO's employment must be involuntarily terminated by the successor company or the NEO must have terminated his or her employment for good reason in order for benefits to be triggered under the agreement. Our agreements do not contain an excise tax gross-up provision, but instead provide a "best net" provision providing NEOs with the greater of their after-tax benefit capped at the safe harbor amount or their benefit paid in full (subjecting them to possible excise tax payments).

        The Committee reviews our change-in-control benefits periodically to evaluate whether they are consistent with competitive practice and aligned with our compensation philosophy. As part of these reviews, calculations are performed to determine the overall program cost if a change—in-control event were to occur and all covered NEOs were terminated. An assessment of competitive norms, including the reasonableness of the types and amount of compensation received, is used to validate benefit levels for a change-in-control. The Committee believes that offering a change-in-control program is appropriate and critical to retaining and attracting executive talent and keeping them aligned with the interests of our stockholders if there was a change-in-control.

        The following chart details the benefits received if an NEO were to be terminated or resigned for a defined good reason following a change-in-control as well as an analysis of those benefits as it relates to the Company, stockholders, and the NEOs. See "Change-in-Control Agreements" below for further disclosure of our change—in-control program.

Change-in-Control Benefit	Benefit to WPX and Stockholders	Benefit to Executive Officer
Multiple of base salary plus annual cash incentive at target	Encourages executive officers to remain engaged and stay focused on successfully closing the transaction	Financial security for the executive officer equivalent to two years of continued employment (three years for our CEO)
Accelerated vesting of equity awards	An incentive to stay during and after a change-in-control If there is risk of forfeiture, executive officers may be less inclined to stay or to support the transaction	The executive officers are kept whole, if they have a separation from service following a change-in-control
Cash payment of 18 months of COBRA health coverage (if enrolled in coverage at time of termination)	A minimal cost to the Company that creates a competitive benefit	Covers some of the cost of continuing health coverage
Reimbursement of legal fees to enforce benefit	Keeps executive officers focused on WPX and not concerned about whether the acquiring company will honor commitments after a change-in-control	Security during an uncertain time period
Outplacement assistance	Keeps executive officers focused on supporting the transaction and less concerned about trying to secure another position	Assists executive officers in finding a comparable executive position

Accounting and Tax Treatment

        The Committee considers the impact of accounting and tax treatment when designing all aspects of pay, but the primary driver of our program design is to support our business objectives.

        Historically, Section 162(m) of the IRC limited the amount of compensation we could deduct on our federal income tax return for compensation paid to certain executive officers to $1 million per year. There were exceptions to the $1 million limitation for performance-based compensation meeting certain requirements. For 2017, both the long-term performance-based equity incentive and the annual cash incentive were designed to qualify for Section 162(m)'s performance-based exception. However, as Section 162(m) has been amended by the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after December 31, 2017, the performance-based compensation exception was eliminated from Section 162(m), except for certain grandfathered arrangements under the transition rules. In light of this amendment, the Committee will continue to consider the potential impact of the application of Section 162(m) on compensation for its executive officers and reserves the right to provide compensation to executive officers that may not be tax-deductible, as well as the right to modify compensation that was initially intended to qualify as "performance-based" compensation if it believes that taking any such action is in the best interests of the company and its stockholders.

2017 Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of the NEOs earned during fiscal years 2017, 2016, and 2015.

Executive and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Richard E. Muncrief	2017	$861,154	$0	$6,754,445	$1,108,305	$0	$341,259	$9,065,163
Chairman of the Board and	2016	840,000	0	8,067,600	1,524,600	0	353,371	10,785,571
Chief Executive Officer	2015	815,385	0	4,065,415	1,345,385	0	268,707	6,494,892
J. Kevin Vann	2017	475,231	0	2,187,083	444,816	0	113,604	3,220,734
Executive Vice President and	2016	453,461	0	2,714,205	598,569	0	117,344	3,883,579
Chief Financial Officer	2015	406,923	0	1,249,660	488,308	0	79,784	2,224,675
Clay M. Gaspar	2017	514,846	0	2,733,854	484,560	0	173,779	3,907,039
President and Chief	2016	500,000	0	3,392,770	660,000	0	158,229	4,710,999
Operating Officer	2015	459,769	0	2,249,657	551,723	0	140,185	3,401,334
Bryan K. Guderian	2017	422,154	0	1,640,312	345,744	0	103,341	2,511,551
Executive Vice President	2016	412,000	0	1,357,098	475,860	0	98,448	2,343,406
of Business Development	2015	404,615	0	999,728	424,846	0	90,398	1,919,587
Dennis C. Cameron	2017	373,308	0	1,093,541	305,739	0	118,814	1,891,402
Senior Vice President	2016	364,000	0	1,017,828	390,390	0	91,564	1,863,782
and General Counsel	2015	355,385	0	624,830	346,500	0	78,171	1,404,886

(1)
Salary: Actual salary paid may differ from the annual rate due to the number of pay periods during the year and the effective date of salary increases.

(2)
Stock Awards: Amounts shown for all years are the grant date fair value of the awards calculated in accordance with ASC 718. The grant date value of performance-based restricted stock units issued in 2015 and 2016 has been revised, in a manner consistent with ASC 718, to report the fair market value derived from a Monte Carlo pricing model, reflecting the valuation's dependence on market conditions.

  2017 Performance-Based RSU Maximum Potential

Executive	Target Award	Maximum Award
Richard E. Muncrief	$4,516,303	$9,032,607
J. Kevin Vann	1,254,527	$2,509,054
Clay M. Gaspar	1,568,159	$3,136,317
Bryan K. Guderian	940,895	$1,881,790
Dennis C. Cameron	627,263	$1,254,527
(3)
Non-Equity Incentive Plan Compensation: Under the AIP, the maximum annual incentive funding for NEOs is 200% of target.

(4)
Change in Pension Value and Nonqualified Deferred Compensation Earnings: WPX does not sponsor a pension plan. All investments are in or based on mutual funds or other publicly available trading instruments with no premiums or guaranteed earnings.

(5)
All Other Compensation: Amounts shown represent payments made by WPX on behalf of the NEOs. The total includes items such as 401(k) matching and noncontributory contributions, WPX nonqualified restoration plan employer contributions and WPX nonqualified deferred compensation plan matching contributions, and perquisites (if applicable). The detail on executive and WPX contributions made to both nonqualified plans are included in the 2017 Nonqualified Deferred Compensation Table. Perquisites include financial planning services, an annual executive physical exam, and personal use of the Company aircraft. Mr. Cameron exceeded $10,000 in perquisites. (Mr. Muncrief's perquisites included personal use of the Company aircraft ($5,752) and financial planning ($1,502). Mr. Vann's perquisites included financial planning ($7,500) and an executive physical ($2,200). Mr. Gaspar's perquisites included financial planning ($7,500) and an executive physical ($1,800). Mr. Cameron's perquisites included financial planning ($7,500) and an executive physical ($4,396). The incremental cost method was used to calculate the personal use of the Company aircraft. The incremental cost calculation includes such items as fuel, maintenance, weather and airport services, pilot meals, pilot overnight expenses, aircraft telephone, and catering. The cost for financial planning and executive physicals are actual expenses reimbursed or paid. Employer contributions to Nonqualified Deferred Compensation and Nonqualified Restoration plans on behalf of the named executive officer are as follows: Mr. Muncrief ($298,006), Mr. Vann ($67,904), Mr. Gaspar ($128,478), Mr. Guderian ($59,841), and Mr. Cameron ($70,918).

2017 Outstanding Equity Awards

        The following table sets forth certain information with respect to outstanding equity awards held by the NEOs at the end of the fiscal year 2017.

	Option Awards						Stock Awards
Executive	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Expiration Date	Grant Date(1)	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock or Other Rights that have not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that have not Vested
Richard E. Muncrief							3/3/2017	174,039	$2,448,729	261,058	$4,516,303
							5/19/2016	160,000	$2,251,200	360,000	$5,727,600
							3/2/2015	57,143	$804,002	257,142	$2,219,135
	5/15/2014	121,167			21.45	3/3/2024
J. Kevin Vann							3/3/2017	72,516	$1,020,300	72,516	$1,254,527
							5/19/2016	88,889	$1,250,668	88,888	$1,414,208
							3/2/2015	25,210	$354,705	50,420	$435,125
	7/29/2014	23,790			21.81	7/29/2024
	3/3/2014	6,476			17.47	3/3/2024
	3/4/2013	7,812			14.41	3/4/2023
	2/29/2012	5,857			18.16	2/28/2022
	2/24/2011	3,560			16.46	2/24/2021
	2/23/2010	4,131			11.75	2/23/2020
	2/23/2009	2,019			6.02	2/23/2019
	2/25/2008	6,604			20.21	2/25/2018
Clay M. Gaspar							3/3/2017	90,645	$1,275,375	90,645	$1,568,159
							5/19/2016	111,111	$1,563,332	111,111	$1,767,776
							11/2/2015	46,751	$657,787
							3/2/2015	25,210	$354,705	50,420	$435,125
Bryan K. Guderian							3/3/17	54,387	$765,225	54,387	$940,895
							5/19/2016	44,444	$625,327	44,444	$707,104
							3/2/2015	20,168	$283,764	40,336	$348,100
	3/3/2014	29,678			17.47	3/3/2024
	3/4/2013	31,328			14.41	3/4/2023
	2/29/2012	24,900			18.16	2/28/2022
	2/24/2011	19,230			16.46	2/24/2021
	2/23/2010	23,951			11.75	2/23/2020
	2/23/2009	11,710			6.02	2/23/2019
	2/25/2008	21,429			20.21	2/25/2018
Dennis C. Cameron							3/3/2017	36,258	$510,150	36,258	$627,263
							5/19/2016	33,334	$469,009	33,333	$530,328
							3/2/2015	12,605	$177,352	25,210	$217,142
	3/3/2014	18,548			17.47	3/3/2024
	3/4/2013	7,812			14.41	3/4/2023
	2/29/2012	8,891			18.16	2/28/2022

Stock Awards

(1)
The following table reflects the vesting dates for associated time-based RSU and RSA grant dates.

Grant	Date Vesting Schedule	Vesting Dates
3/3/2017	One-third of time-based awards vest annually	3/2/2018, 3/1/2019, 3/2/2020
5/19/2016	One-third of time-based awards vest annually	3/2/2017, 3/2/2018, 3/2/2019
11/2/2015	One-third of time-based awards vest annually from the grant date	11/2/2016, 11/2/2017, 11/2/2018
3/2/2015	One-third of time-based awards vest annually from the grant date	3/2/2016, 3/2/2017, 3/2/2018
(2)
Values are based on closing stock price for WPX Energy of $14.07 on December 29, 2017.

(3)
All performance-based RSUs are subject to attainment of performance targets established by the Committee. The annual grant payout is based on WPX's TSR relative to its peer group over the three-year performance period. Other than the 2016 awards, which were granted on May 19, 2016, and have a vesting date of March 2, 2019, all awards will vest no earlier than three years from the grant date. The awards included in the table are outstanding as of December 31, 2017, and for the March 3, 2017, May 19, 2016 and March 2, 2015 grants, includes the performance attainment of 100%.

2017 Grants of Plan-Based Awards

        The following table sets forth certain information with respect to awards payable under WPX's annual cash incentive program and RSU and RSAs with respect to WPX stock made during the fiscal year 2017 to the NEOs.

								All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards Number of Securities Underlying Options
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Incentive Plan Awards(2)					Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
	Grant Date
Executive		Threshold	Target	Maximum	Threshold	Target	Maximum
Richard E. Muncrief	3/3/2017	$475,750	$951,500	$1,903,000	130,529	261,058	522,116				$4,516,303
								174,039			$2,238,142
J. Kevin Vann	3/3/2017	191,200	382,400	764,800	36,258	72,516	145,032				$1,254,527
								72,516			$932,556
Clay M. Gaspar	3/3/2017	206,000	412,000	824,000	45,323	90,645	181,290				$1,568,159
								90,645			$1,165,695
Bryan K. Guderian	3/3/2017	148,400	296,800	593,600	27,194	54,387	108,774				$940,895
								54,387			$699,417
Dennis C. Cameron	3/3/2017	131,250	262,500	525,000	18,129	36,258	72,516				$627,263
								36,258			$466,278

(1)
Non-equity Incentive Plan Awards are from WPX's 2017 AIP. At threshold, the 2017 AIP awards would be 50% of target. The target amount is based upon attaining 100% of target performance goals for all five performance metrics. The maximum amount the NEOs can receive is 200% of their AIP target. These targets reflect the NEOs salary as of January 1, 2017, and the approved incentive targets. The actual AIP award is calculated based on eligible earnings during the year of the award.

(2)
Represents performance-based RSUs granted under WPX's 2013 Incentive Plan. Performance-based RSUs can be earned over a three-year period only if the established performance target is met and the NEO is employed on the vesting date, subject to certain exceptions such as the executive's death or disability. Other than the 2016 awards, these shares will be distributed no earlier than the third anniversary of the grant other than due to a termination upon a change in-control. If performance plan goals are exceeded, the NEO can receive up to 200% of target. If plan threshold goals are not met, the NEO's awards are cancelled in their entirety.

(3)
Represents time-based RSAs granted under WPX's 2013 Incentive Plan. One-third of time-based awards vest annually on 3/2/2018, 3/1/2019, and 3/2/2020.

(4)
Amounts reflect a grant date fair value derived from a Monte Carlo pricing model, consistent with ASC 718.

2017 WPX Option Exercises and Stock Vested

        The following table sets forth certain information with respect to options to acquire the stock of WPX exercised by the NEOs and stock that vested during the fiscal year 2017 to the NEOs.

	Option Awards		Stock Awards
Executive	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Richard E. Muncrief	—	—	159,550	$2,052,541
J. Kevin Vann	—	—	64,312	$793,635
Clay M. Gaspar	—	—	102,347	$1,241,154
Bryan K. Guderian	—	—	50,019	$644,980
Dennis C. Cameron	—	—	33,366	$429,285

2017 Nonqualified Deferred Compensation

        The following table sets forth certain information with respect to nonqualified deferred compensation during the fiscal year 2017 to the NEOs.

Executive	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
Richard E. Muncrief	$356,589.21	$298,005.59	$256,095.15	0	$2,092,738.88
J. Kevin Vann	0	67,904.01	19,415.78	0	$237,499.82
Clay M. Gaspar	70,490.75	128,478.49	56,496.90	0	$581,842.66
Bryan K. Guderian	0	59,841.12	30,693.75	0	$318,252.11
Dennis C. Cameron	22,398.36	70,917.69	12,568.43	0	$247,189.74

(1)
Included in the Summary Compensation Table under column labeled All Other Compensation. There are noncontributory and matching contributions made by the Company to its nonqualified plans on behalf of each NEO listed in the table. The contributions were made on January 30, 2018, but were attributable to 2017 compensation.

(2)
A diverse array of investment crediting options is available to participants that follow actual market investments. The menu is suited to variable levels of risk tolerance and preferred asset classes. Choices may be made as often as daily.

        See "Executive Compensation—Compensation Discussion and Analysis—Benefits and Limited Perquisites" for a discussion of compensation that may be deferred. Distributions are available no sooner than six months after separation from service, with choices of lump sum or up to ten annual installments. Scheduled in-service distributions are also available.

Change-in-Control Agreements

        WPX has entered into change-in-control agreements with certain officers, including each of our NEOs. The provisions of our agreements are described below. The definitions of words in quotations are also provided below.

        If a "change-in-control" occurs and, within two years following such change-in-control (i) the employment of any NEO is terminated other than for "cause," "disability," death, or a "disqualification disaggregation," or (ii) an NEO resigns for "good reason," such NEO is entitled to the following:

  •
  Accrued but unpaid base salary, accrued earned but unpaid cash incentive, accrued but unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment);

  •
  Prorated annual bonus for the year of separation through the termination date (lump sum payment);

  •
  A severance amount comprised of either (a) three times in the case of our CEO, or (b) two times in the case of our other NEOs the sum of the executive's base salary plus an annual bonus amount equal to his/her average actual AIP payment over the past three years, assuming the incumbent has been in a comparable role/level in the company during that period. (If the incumbent has been in a comparable role/level for only two years, then the average actual AIP payment would be calculated using the average of those two years. Similarly, if the incumbent has been in a similar role/level for only one year, then the average actual AIP would be actual AIP earned for that one year.) (lump sum payment);

  •
  Continued eligibility to elect coverage under the medical benefit plans ("COBRA") for so long as the NEO elects coverage or 18 months from the termination, whichever is less, plus a lump sum cash payment equal to the cost of the continued medical coverage for 18 months under COBRA;

  •
  All restrictions on stock options held by the NEO will lapse, and the options will vest and become immediately exercisable;

  •
  All restricted stock will vest and will be paid out only in accordance with the terms of the respective award agreements;

  •
  Continued participation in the directors' and officers' liability insurance for six years or any longer known applicable statute of limitations period;

  •
  Indemnification as set forth under the Company's bylaws; and

  •
  Outplacement benefits at a cost not exceeding $25,000.

        Our agreements provide a "best net" provision providing the NEOs with the better of their after-tax benefit capped at the safe harbor amount or their benefit paid in full subjecting them to possible excise tax payments.

        If an NEO's employment is terminated for "cause" during the period beginning upon a change-in-control and continuing for two years, the NEO is entitled to accrued but unpaid base salary, accrued earned but unpaid cash incentive, accrued but unpaid paid time off, and any other amounts or benefits due but not paid (lump sum payment).

        Our agreements with our NEOs use the following definitions:

        "Cause" means an NEO's:

  •
  conviction of or plea of nolo contendere to a felony or a crime involving fraud, dishonesty or moral turpitude;

  •
  willful or reckless material misconduct in the performance of his/her duties that has an adverse effect on the Company or any of its subsidiaries or affiliates;

  •
  willful or reckless violation or disregard of the Code of Business Conduct of the Company or the policies of the Company; or

  •
  habitual or gross neglect of duties.

        Cause generally does not include bad judgment or negligence (other than habitual neglect or gross negligence); acts or omissions made in good faith after reasonable investigation by the NEO; or acts or omissions with respect to which the Board of Directors could determine that the NEO had satisfied the standards of conduct for indemnification or reimbursement under our bylaws, indemnification agreement, or applicable law; or failure (despite good faith efforts) to meet performance goals, objectives, or measures for a period beginning upon a change-in-control and continuing for two years. An NEO's act or failure to act (except as relates to a conviction or plea of nolo contendere described above), when done in good faith and with a reasonable belief after reasonable investigation that such action or non-action was in the best interest of the Company or its affiliate or required by law shall not constitute cause if the NEO cures the action or non-action within ten business days of notice. Furthermore, no act or failure to act will be cause if the NEO acted under the advice of the Company's counsel or as required by the legal process.

        "Change-in-control" means:

  •
  Any person or group (other than an affiliate of the Company or an employee benefit plan sponsored by the Company or its affiliates) becomes a beneficial owner, as such term is defined under the Exchange Act, of 25% or more of the common stock of the Company or 25% or more of the combined voting power of all securities entitled to vote generally in the election of directors of the Company ("Voting Securities");

  •
  The Company's directors as of a date of the agreement ("Original Directors") and directors approved after that date by at least two-thirds of the Original Directors cease to constitute a majority of the directors of the Company;

  •
  Consummation of any merger, reorganization, recapitalization, consolidation or similar transaction ("Reorganization Transaction"), other than a Reorganization Transaction that results in the persons who were the direct or indirect owners of outstanding common stock and Voting Securities of the Company prior to the transaction becoming, immediately after the transaction, the owner of at least 65% of the then-outstanding common stock and Voting Securities representing at least 65% of the combined voting power of the then-outstanding Voting Securities of the surviving corporation in substantially the same respective proportions as such persons' ownership immediately before such Reorganization Transaction; or

  •
  Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the consolidated assets of the Company or the complete liquidation of the Company other than a transaction that would result in (i) a related party owning more than 50% of the assets that were owned by the Company immediately prior to the transaction or (ii) the persons who were the direct or indirect owners of outstanding common stock of the Company and Voting Securities prior to the transaction continuing to own, directly or indirectly, 50% or more of the assets that were owned by the Company immediately prior to the transaction. A change-in-control will not occur if the NEO agrees in writing prior to an event that such an event will not be a change-in-control.

        "Disability" means a physical or mental infirmity that impairs the NEO's ability to substantially perform his/her duties for 12 months or more or for which he/she is receiving income replacement benefits from a Company plan for not less than three months because of an impairment that is expected to last for not less than 12 months.

        "Disqualification disaggregation" means:

  •
  the termination of an NEO's employment from the Company or an affiliate before a change-in-control for any reason; or

  •
  the termination of an NEO's employment by a successor (during the period beginning upon a change-in-control and continuing for two years), if the NEO is employed in substantially the same position and the successor has assumed the Company's change-in-control agreement.

        "Good reason" means, generally, a material adverse change in the NEO's title, position or responsibilities, a reduction in the NEO's base salary, a material reduction in the NEO's annual bonus, required relocation, a material reduction in the level of aggregate compensation or benefits not applicable to the NEO's peers, a successor company's failure to honor the agreement or the failure of the Company's Board of Directors to terminate an employee within 90 days of providing such employee of written notice of an act or omission constituting "cause."

 Termination Scenarios(6)

Executive	Payment	For Cause(1)	Retirement(2)	Death & Disability(3)	Not for Cause(4)	CIC(5)
Richard E. Muncrief	Stock Options	0	NA	0	0	0
	Stock Awards	0	NA	12,693,391	12,693,391	17,860,205
	Cash Severance	0	NA	0	4,274,836	6,412,254
	Outplacement	0	NA	0	25,000	25,000
	Health & Welfare	0	NA	0	15,856	23,784
	Total	0	NA	$12,693,391	$17,009,083	$24,321,243
J. Kevin Vann	Stock Options	0	NA	0	0	0
	Stock Awards	0	NA	4,990,139	4,990,139	5,606,044
	Cash Severance	0	NA	0	1,451,066	1,934,754
	Outplacement	0	NA	0	25,000	25,000
	Health & Welfare	0	NA	0	22,661	33,992
	Total	0	NA	$4,990,139	$6,488,866	$7,599,790
Clay M. Gaspar	Stock Options	0	NA	0	0	0
	Stock Awards	0	NA	6,644,221	6,644,221	7,399,315
	Cash Severance	0	NA	0	$1,578,116	$2,104,154
	Outplacement	0	NA	0	$25,000	$25,000
	Health & Welfare	0	NA	0	$22,661	$33,992
	Total	0	NA	$6,644,221	$8,269,998	$9,562,461
Bryan K. Guderian	Stock Options	0	0	0	0	0
	Stock Awards	0	$1,441,090	$3,115,406	$3,115,406	$3,632,398
	Cash Severance	0	0	0	$1,234,107	$2,239,076
	Outplacement	0	0	0	$25,000	$25,000
	Health & Welfare	0	0	0	$22,661	$33,992
	Total	0	$1,441,090	$3,115,406	$4,397,174	$5,930,466
Dennis C. Cameron	Stock Options	0	0	0	0	0
	Stock Awards	0	$999,845	$2,156,356	$2,156,356	$2,490,362
	Cash Severance	0	0	0	$1,061,603	$1,415,470
	Outplacement	0	0	0	$25,000	$25,000
	Health & Welfare	0	0	0	$22,661	$33,992
	Total	0	$999,845	$2,156,356	$3,265,620	$3,964,824

(1)
For Cause: For an NEO who is terminated for cause, all unvested stock options and stock awards cancel.

(2)
Retirement: If an NEO retires from WPX, a pro-rated portion of any performance-based RSUs will vest on the original vesting date if the Committee certifies that the performance goals were met.

(3)
Death & Disability: If an NEO dies or becomes disabled, then all unvested stock options will fully accelerate. All unvested time-based RSAs will fully accelerate and a pro-rated portion of any performance-based RSUs will vest if the Committee certifies that the performance goals were met.

(4)
Not for Cause: For an NEO who is involuntarily terminated and receives severance or for an NEO whose job is outsourced with no comparable internal offer, all unvested time-based RSAs will fully accelerate and a pro-rated portion of any performance-based RSUs will vest if the Committee certifies that the performance goals were met. However, unless an NEO is retirement eligible, all unvested stock options will cancel. Under the individual stock option agreements, if an NEO is retirement eligible, then all unvested stock options will fully accelerate.

(5)
CIC: see "Change-in-Control Agreements" section above.

(6)
Eligibility to participate in our executive severance play plan is determined by the Committee in the case of an executive officer. The Board of Directors makes determinations of whether an employee has been terminated for cause under our change-in-control agreements.

        We make no assumptions as to the achievement of performance goals as it relates to the performance-based RSUs. If an award is covered by Section 409A of the Code, lump sum payments and distributions occurring from these events will occur six months after the triggering event as required by the Code and our award agreements.

Compensation Committee Report

        The Committee has reviewed and discussed with management the section above entitled "Compensation Discussion and Analysis." Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the 2018 Proxy Statement.

  William R. Granberry
  Henry E. Lentz, Chairman
  David F. Work

Director Compensation

        The Committee is responsible for reviewing the compensation for non-employee directors annually and recommending any changes to our Board of Directors. The objective of this annual review is to determine whether our director compensation is appropriate in relation to other comparable U.S. companies and is competitive to attract and retain the most qualified members for our Board of Directors.

        Our non-employee directors receive compensation in the form of both cash and equity, with a much greater proportion of the total compensation delivered in the form of restricted stock than in cash. This restricted stock vests one year after the date of grant. The weighting toward equity helps to align the interests of our directors with our stockholders. To further align the interests of our directors with the long-term interests of our stockholders, our stock ownership guidelines require each director to hold common stock of WPX equal to at least five times the annual cash retainer paid to directors. Under the guidelines, shares owned outright, restricted stock awards, and equity deferred under our nonqualified deferred compensation plan are counted as owned. If, on the annual compliance date of February 1 of each year, a director does not own shares equal to five times the annual cash retainer, that director is required to retain 50% of any WPX equity acquired through the vesting of restricted stock, net of taxes, until the next February 1 compliance date when his or her WPX stock ownership meets the required multiple of pay.

        During 2017, none of our non-employee directors sold shares of our common stock on the open market, and two purchased 10,000 shares and 5,000 shares, respectively, in our public equity offering.

        Under our nonqualified deferred compensation plan, non-employee directors may defer up to 100% of their annual cash retainer and/or 100% of their annual equity grant. Any cash or equity deferred is paid when the director leaves our Board.

        The following table summarizes our director compensation program for 2017 and provides a breakdown of director compensation in the form of cash versus equity.

	Dollar Value	Percentage of Retainer
Board Members
Annual Cash Retainer	75,000	28%
Annual Equity Retainer—Restricted Stock	195,000	72%
Total Annual Retainer	270,000
Committee Chairs
Additional Cash Retainer	15,000
Lead Director
Additional Annual Cash Retainer	25,000

Director Compensation Table

        The following table sets forth certain information with respect to the compensation of the Board of Directors earned during fiscal year 2017.

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)	Total
John A. Carrig	0	0	0	0	0	270,000	270,000
William R. Granberry	82,500	195,000	0	0	0	0	277,500
Robert K. Herdman	90,000	0	0	0	0	195,000	285,000
Kelt Kindick	75,000	195,000	0	0	0	0	270,000
Karl F. Kurz	75,000	0	0	0	0	195,000	270,000
Henry E. Lentz	82,500	195,000	0	0	0	0	277,500
George A. Lorch	82,500	195,000	0	0	0	0	277,500
William G. Lowrie	107,500	195,000	0	0	0	573	303,073
Kimberly S. Lubel	75,000	195,000	0	0	0	0	270,000
David F. Work	75,000	0	0	0	0	195,000	270,000

(1)
Directors receiving $82,500 or $107,500 served as a committee chair for 6 months during 2017.

(2)
Represents the grant date fair value of the 2017 stock awards based on a $12.18 per share grant-date stock price.

Director	Grant Date	Number of Shares Granted	Grant Date Fair Value
John A. Carrig	5/18/2017	16,009	195,000
William R. Granberry	5/18/2017	16,009	195,000
Robert K. Herdman	5/18/2017	16,009	195,000
Kelt Kindick	5/18/2017	16,009	195,000
Karl F. Kurz	5/18/2017	16,009	195,000
Henry E. Lentz	5/18/2017	16,009	195,000
George A. Lorch	5/18/2017	16,009	195,000
William G. Lowrie	5/18/2017	16,009	195,000
Kimberly S. Lubel	5/18/2017	16,009	195,000
David F. Work	5/18/2017	16,009	195,000

(3)
The non-employee directors have the following stock and option awards outstanding as of December 31, 2017.

Director	Number of Outstanding Option Awards	Number of Outstanding Stock Awards
John A. Carrig		66,504
William R. Granberry		16,009
Robert K. Herdman		66,504
Kelt Kindick		16,009
Karl F. Kurz		16,009
Henry E. Lentz		16,009
George A. Lorch		86,998
William G. Lowrie		16,009
Kimberly S. Lubel		16,009
David F. Work		48,359
(4)
The amounts disclosed in the "All Other Compensation" column relate to deferred Fees Earned or Paid in Cash and deferred Stock Awards (at grant date value) and, in one instance, the personal use of the Company aircraft.

CEO Pay Ratio

        As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO.

        The pay ratio calculated by the Company is a reasonable estimate determined in accordance with SEC rules and methods for disclosure. Due to estimates, assumptions, adjustments, and statistical sampling permitted under the rules, pay ratio disclosures may involve a degree of imprecision and may not be consistent with the methodologies incorporated by other companies.

Year	Mr. Muncrief's Total Compensation	Median Employee Total Compensation	Pay Ratio of CEO Compensation to Median Employee
2017	$9,065,163	$124,651	73:1

CEO Pay Ratio Methodology

        To identify the median of the total annual compensation of all our employees, we took the following steps:

  •
  We utilized a determination date of December 31, 2017, a date within the last three months of the 2017 fiscal year, to enable us to identify the median employee in a reasonably efficient and economical manner;

  •
  Our employee population consisted of 643 out of 643 employees, including full-time, part-time, and temporary employees;

  •
  We utilized no cost of living adjustments in the compensation calculation;

  •
  To identify the median employee, we used annualized base salary as the consistently applied compensation measure; and

  •
  Once we identified the median employee, we calculated that employee's total compensation using the same methodology as required for the summary compensation table disclosed elsewhere in this Proxy Statement. We calculated Mr. Muncrief's total compensation using the same summary compensation table methodology.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning WPX common stock that may be issued upon the exercise of options, warrants and rights under the WPX Energy, Inc. 2013 Incentive Plan, as amended, as of December 31, 2017.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the 1st Column of This Table)
Equity compensation plans approved by security holders	2,157,726	$15.35	6,270,263

(1)
Excludes the shares issuable upon the vesting of restricted stock units and restricted stock awards included in the first column of this table for which there is no weighted-average exercise price.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        At our 2013 annual meeting of stockholders, our stockholders elected to have an advisory vote on executive compensation every year. We are asking our stockholders to provide an advisory, nonbinding vote to approve the compensation awarded to our NEOs for 2017. This compensation is described in the "Executive Compensation" section and includes the Executive Summary, Compensation Discussion and Analysis, and the compensation tables and related disclosures.

        As discussed in the Compensation Discussion and Analysis, our executive compensation program is designed to focus our executive officers on our strategy of growing profitable production and reserves while keeping our unit cost down, generating positive cash flow, and maintaining adequate liquidity to meet business objectives. We employ performance metrics tied to our strategy so we encourage performance that creates long-term value for our stockholders. Our Compensation Committee oversees our executive compensation program and maintains a focus on paying our executive officers for performance, not only through the use of performance metrics tied to our strategy but also by using a mix of compensation elements that emphasizes pay that varies based on WPX's performance.

        In 2017, we received a favorable advisory vote with approximately 97% of the Company shares voting in favor of our executive compensation program. We have made no significant changes to the structure of the Company's executive compensation program as a result of the vote.

        Highlights of our executive compensation program include:

  •
  The majority of compensation paid to our executives is equity-based;

  •
  We use a balanced approach to performance metrics to focus executive officers on executing our strategy while discouraging excessive risk-taking;

  •
  Our stock ownership guidelines encourage our executive officers to have a significant stake in our long-term success and align their interests with stockholder interests;

  •
  Our Compensation Committee regularly reviews share utilization, overhang levels, and the annual run rate;

  •
  Our recoupment policy requires recovery of all performance-based incentive payments from executive officers found to be responsible for fraud or intentional misconduct that results in a significant restatement of our financial results as well as recoupment from all other executive officers of any amounts paid in excess of the award that would have been paid based on the restated financial results;

  •
  Our change-in-control agreements have a "double trigger" for payments, equity awards, and other benefits so they are not triggered solely on a change-in-control;

  •
  We provide very limited perquisites to our NEOs;

  •
  Our Compensation Committee engages an independent compensation consultant to provide competitive market data for our executive officers and to lead discussions on trends within our industry;

  •
  When making compensation decisions, our Compensation Committee uses tally sheets to consider total outstanding equity value and estimates of amounts that would be paid in various termination scenarios;

  •
  Our performance-based RSU program prohibits payouts in excess of 100% if absolute TSR is negative, regardless of the ranking of our TSR relative to peers;

  •
  We do not provide employment contracts to our executive officers;

  •
  We do not provide gross-ups to cover personal income taxes that pertain to executive or severance benefits or the limited perquisites that we offer;

  •
  Our insider trading policy prohibits short sales of our common stock and the use of equivalent derivative securities by our directors and executive officers (anti-hedging policy);

  •
  We do not permit our directors or executive officers to engage in margin trading of our stock or to use our securities as collateral for a loan (anti-pledging policy); and

  •
  Our incentive plan prohibits the repricing and backdating of stock options without stockholder approval.

        We are asking our stockholders to indicate their support for our executive compensation programs. We believe the information provided in this Proxy Statement demonstrates our executive compensation program is designed and operates to align the interests of our executive officers with the interests of our stockholders to create value over the long-term.

        While this vote is advisory and not binding, we will consider the outcome of the vote, along with other relevant factors, when making future executive compensation decisions.

        For the reasons set forth above, the Board recommends that you vote FOR the following resolution:

    RESOLVED that the stockholders approve, on an advisory basis, the compensation paid to the NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and related narrative discussion.

 CERTAIN RELATIONSHIPS AND TRANSACTIONS

Procedures for Review and Approval of Related-Party Transactions

        The Board has adopted policies and procedures with respect to related-person transactions as part of the Audit Committee charter. Any proposed related-person transaction involving a member of the Board or the Chief Executive Officer must be reviewed and approved by the full Board. The Audit Committee reviews proposed transactions with any other related persons, promoters, and certain control persons. If it is impractical to convene an Audit Committee meeting before a related-person transaction occurs, the chair of the committee may review the transaction alone.

        No director may participate in any review, consideration or approval of any related-person transaction with respect to which such director or any of his or her immediate family members is the related person. The Audit Committee or its chair, or the Board, as the case may be, in good faith, may approve only those related-person transactions that are in, or not inconsistent with, WPX Energy's best interests and the best interests of our stockholders. In conducting a review of whether a transaction is, or is not inconsistent with, the best interest of WPX Energy and its stockholders, the Audit Committee or its chair, or the Board, as the case may be, will consider the benefits of the transaction to the Company, the availability of other sources for comparable products or services, the terms of the transaction, the terms available to unrelated third parties and to employees generally, and the nature of the relationship between the Company and the related party, among other things.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2017, Messrs. Lentz, Granberry and Work served on the Compensation Committee. None of these individuals has been an officer or employee of the Company or any of its subsidiaries at any time. In 2017, none of our executive officers served as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

 AUDIT COMMITTEE REPORT

        The Audit Committee of our Board of Directors was comprised of three non-employee directors until the addition of Ms. Williams in March 2018. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the listing standards of the NYSE, the rules of the SEC and the Company's Corporate Governance Guidelines and are financially literate as defined by the NYSE and are audit committee financial experts as defined by the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors. Consistent with this charter, the Audit Committee assists the Board of Directors with its oversight responsibilities as they relate to:

  •
  the integrity of the Company's financial statements;

  •
  the effectiveness of the Company's internal controls over financial reporting;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the implementation and effectiveness of the Company's ethics and compliance program;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of the Company's independent auditor and internal auditors.

        The Audit Committee also has responsibility for preparing this report, which must be included in our proxy statement, and appointing and retaining the Company's independent auditor. In order to meet the responsibilities assigned to it under its charter, the Audit Committee performs a number of tasks, including the following:

  •
  Advance review of all audit and legally permitted non-audit services to be provided by our independent auditor. This task includes sole approval authority for the fees and terms of the auditor's engagement.

  •
  Review of the Company's audited financial statements and quarterly financial statements. In connection with this task, the Audit Committee focuses on several factors, including the independent auditor's judgment of the quality of the Company's accounting principles, the results of management's and the independent auditor's procedures related to potential fraud, and major issues regarding judgments made in connection with the preparation of financial statements.

  •
  At least an annual evaluation of the independent auditor. The Audit Committee established a process for evaluating the independent auditor that includes obtaining an annual assessment from the Company's management. That assessment includes several factors related to the independent auditor, including qualifications and expertise, past performance and appropriateness of fees. The Audit Committee also considers the communication and interactions with the independent auditor over the course of the year and the results of PCAOB inspections, and conducts a review of the independent auditor's internal quality control procedures.

  •
  At least an annual evaluation of the independent auditor's independence.

  •
  Quarterly reviews of the Company's earnings press releases as well as reviews of guidance provided to investors.

  •
  Periodic reviews of the adequacy and effectiveness of the Company's accounting and internal control policies and procedures.

  •
  Periodic reviews of the Company's program for assessing and managing risks, including steps management has taken to monitor and control exposures to such risks.

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles, and expressing an opinion on the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has discussed and reviewed, with both management and Ernst & Young LLP, management's annual report on the Company's internal control over financial reporting and Ernst & Young LLP's attestation.

        Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm in separate sessions the Company's consolidated financial statements for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

        The Audit Committee discussed with Ernst & Young LLP all matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees). The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the accounting firm's independence. In considering the independence of the independent registered public accounting firm, the Audit Committee took into consideration whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

        The Committee also considers other factors, including the policy that Ernst & Young LLP follows with respect to rotation of its key audit personnel, so that there is a new partner-in-charge at least every five years. The Committee is involved in the selection of the partner-in-charge by the time rotation is required. Ernst & Young LLP develops a list of potential candidates and identifies one of the candidates as recommended by the firm. The recommended candidate meets with members of management and the Committee. Attributes evaluated include client and functional experience, technical competence, communication skills, critical behaviors, familiarity with audit committee processes and independent communications and stature within Ernst & Young LLP. If the recommended candidate is selected, the process is complete. If the recommended candidate is not selected, the process continues with additional candidate meetings until an acceptable candidate is identified. The Committee completed this process in 2016, with 2017 being the first year of the new partner-in-charge's tenure.

        Based upon the Audit Committee's review of the financial statements, management's report on internal controls over financial reporting, independent discussions with management and Ernst & Young LLP, and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that each of (1) the audited consolidated financial statements for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, and (2) management's report on internal controls over financial reporting be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC.

Members of the Audit Committee

  Robert K. Herdman, Chairman
  John A. Carrig
  Kelt Kindick

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

        The following table presents fees for professional services rendered by Ernst &Young LLP for the audit of financial statements and other services in 2016 and 2017.

(in millions)	2017	2016
Audit Fees(1)	$2.4	$2.6
Tax Fees(2)	$0.3	$0.5
All Other Fees	$—	$—
Total	$2.7	$3.1

(1)
The aggregate audit fees in 2017 and 2016 billed by Ernst & Young LLP were for fees associated with the audit of the Company's consolidated financial statements, the audit of its internal control over financial reporting, the review of its quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings, including consulting services and services in connection with the Company's filings under the Securities Act of 1933, as amended.

(2)
The aggregate fees billed by Ernst & Young LLP for tax services were related primarily to tax planning, tax advice, and tax compliance.

        In 2017 and 2016, all of Ernst & Young LLP's fees were pre-approved by the Company's Audit Committee.

Audit Committee's Consideration of Independence of Independent Registered Public Accounting Firm

        The Audit Committee has reviewed the nature of non-audit services provided by Ernst & Young LLP and has concluded that these services are compatible with maintaining the firm's ability to serve as our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

        The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by Ernst & Young LLP.

        On an ongoing basis, our management presents specific projects and categories of service to the Audit Committee to request advance approval. The Audit Committee reviews those requests and advises management if the Audit Committee approves the engagement of Ernst & Young LLP. On a periodic basis, our management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee may also delegate the authority to pre-approve audit and permitted non-audit services, excluding services related to the Company's internal control over financial reporting, to a subcommittee of one or more committee members, provided that any such pre-approvals are reported at a subsequent Audit Committee meeting.

        The Audit Committee's pre-approval policy with respect to audit and non-audit services is an attachment to the Audit Committee Charter, which is available on our website at www.wpxenergy.com under "Investors" and "Corporate Governance."

PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE WPX ENERGY, INC.
2013 INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

        On February 20, 2018, the Board adopted, subject to shareowner approval, an amendment to the WPX Energy, Inc. 2013 Incentive Plan, as amended (the "Plan"), to increase the number of shares authorized for issuance under the Plan (the "Proposed Incentive Plan Amendment"). Stockholders originally approved the Plan at our 2013 Annual Meeting of Stockholders, which authorized the issuance of up to 19,772,757 shares (11,000,000 originally authorized under the 2011 Incentive Plan, which was approved before our spin-off from Williams, plus 8,772,575 shares previously issued under the 2011 Incentive Plan in substitution for awards made to our employees under equity incentive plans of The Williams Companies, Inc.). Stockholders then approved an amendment to the Plan at our 2015 Annual Meeting of Stockholders that authorized an addition 10,000,000 shares for issuance under the Plan. As of March 5, 2018, 4,391,285 shares remained available for future issuance under the Plan. If approved, the Proposed Incentive Plan Amendment would authorize an additional 7,400,000 shares for issuance under the Plan such that a total of 11,791,285 shares would be available for issuance following shareowner approval (the 11,791,285 shares represent 4,391,285 shares remaining as of March 5, 2018, plus 7,400,000 new shares), and 19,397,209 shares will be subject to the plan (the 19,397,209 shares represent the 11,791,285 shares available for issuance plus the 7,605,924 shares subject to awards already issued but subject to forfeiture; per the terms of the existing Plan, any shares subject to awards that are forfeited, terminated or settled in cash shall again be available for grant.). The amendment would not make any other changes to the Plan. The text of the Proposed Incentive Plan Amendment is attached as Appendix A to this proxy statement.

        The Board recommends that stockholders approve the Proposed Incentive Plan Amendment. The Board believes the Plan helps us compete for, motivate, and retain high caliber executive, administrative, and professional employees. The Board of Directors believes it is in the best interest of WPX and its stockholders for the stockholders to approve the Proposed Incentive Plan Amendment. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to approve the Proposed Incentive Plan Amendment.

Key Data

        The following table provides information regarding our annual burn rate and overhang for the past three years.

	Burn Rate		Overhang
	WPX	Peer Group	WPX	Peer Group
2015	1.12%	1.48%	7.03%	5.77%
2016	1.00%	1.70%	5.95%	5.77%
2017	0.62%	1.45%	4.16%	5.46%

Principal Features of the Plan

        Capitalized terms used in this proposal and not otherwise defined have the meanings set forth in the Plan.

        Some key features of the Plan of interest to stockholders, which are described more fully below, include:

  •
  awards have a "double trigger" in the event of a change-in-control;

  •
  a prohibition against the repricing of stock options and stock appreciation rights;

  •
  a prohibition against granting options with an exercise price less than the fair market value of a share on the grant date; and

  •
  a provision requiring the Board to review and seek recoupment of any performance-based awards made to executive officers who are found to be personally responsible for the fraud or intentional misconduct that caused the need for a significant restatement of our financial results as well as recoupment from all other executive officers of any amount paid in excess of the award that would have been paid based on the restated financial results.

Purpose

        The Plan is intended to allow selected employees and officers to acquire or increase equity ownership, thereby strengthening their commitment to our success and stimulating their efforts on our behalf, and to assist us in attracting new employees and officers and retaining existing employees and officers. The Plan is also intended to provide annual cash incentive compensation opportunities to designated executives that are competitive with those of other major corporations, to optimize our profitability and growth through incentives that are consistent with our goals, and to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest, thereby aligning such non-employee directors' interests more closely with the interests of our stockholders.

Administration

        The Plan is administered by the Board of Directors with respect to non-employee director grantees and the CEO and by the Compensation Committee of the Board with respect to all other executive officers. Unless the Board or the Compensation Committee chooses to administer the Plan with respect to other grantees, the CEO will do so, provided the CEO is a member of the Board. The relevant person or group that administers the Plan is referred to in this summary as the "Committee." Subject to the terms of the Plan, the Committee has full power and discretion:

  •
  to select those persons to whom awards will be granted (other than with respect to annual grants to non-employee directors, which are automatic);

  •
  to determine the amounts and terms of awards, to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule;

  •
  to determine and change the conditions, restrictions, and performance criteria relating to any award;

  •
  to make adjustments in the terms and conditions of awards;

  •
  to construe and interpret the Plan and any award;

  •
  to establish, amend, and revoke rules and regulations for the administration of the Plan;

  •
  to make all determinations deemed necessary or advisable for the administration of the Plan; and

  •
  to exercise any powers and perform any acts it deems necessary or advisable to administer the Plan and, subject to certain exceptions, to amend, alter, or discontinue the Plan or amend the terms of any award.

Eligibility

        The Plan provides for awards to employees and officers of WPX and our affiliates. Some awards will be provided to officers and others who are deemed to be "insiders" for purposes of Section 16 of the Exchange Act. As of December 31, 2017, we had approximately 634 employees and officers, and management estimates that approximately 299 of such employees and officers will be granted awards under the Plan. An affiliate is defined in the Plan as any entity, individual, venture, or division that, directly or indirectly, through one or more intermediaries, is controlled by WPX.

        The Plan also provides for automatic annual awards to non-employee directors, and for non-employee directors to elect to receive director fees or other awards in common stock or restricted stock units. If the nominees for election named in this proxy statement are elected, nine directors will qualify as non-employee directors under the Plan in 2018.

Participation

        The Committee may make award grants to eligible grantees in its discretion, subject to the limits on awards described below.

        Automatic annual awards to non-employee directors consist of grants to each non-employee director of shares and/or restricted stock units. Those annual awards may not exceed a fair market value at the close of business on the grant date of up to $500,000. In addition, the Plan permits non-employee directors to elect to receive all or part of their cash fees in the form of restricted stock units or shares, as described below.

Offering of Common Stock

        As of March 5, 2018, 4,391,285 shares of common stock were available for granting of new awards. (The term "shares" or "stock" in this summary refers to common stock unless otherwise indicated.) The stock delivered to settle awards under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased for purposes of the Plan. If any shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards generally may again be available for issuance under the Plan. However, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes on the exercise or settlement of an award will not be available for issuance under the Plan.

        In the event of a dividend or other distribution (whether in the form of cash, shares, or other property, but excluding regular, quarterly cash dividends), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination, or similar transaction or event that affects the common stock (but only if the transaction or event does not involve the receipt of consideration by us), then the Committee shall, in such manner as it deems equitable in order to prevent dilution or enlargement of the rights of grantees, make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price or grant price relating to an award.

Limits on Awards

        The Plan contains limits on the number of shares and the amount of cash that may be issued as awards. As Section 162(m) has been amended by the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after December 31, 2017, the "performance-based" compensation exception was eliminated from Section 162(m), except for certain grandfathered arrangements under the transition rules. In light of this amendment, the Committee will continue to consider the potential impact of the application of Section 162(m) on compensation for its executive officers and reserves the right to provide compensation to executive officers that may not be tax-deductible, as well as the right to modify compensation that was initially intended to qualify as "performance-based" compensation if it believes that taking any such action is in the best interests of the company and its stockholders. Additionally, awards may not be granted to any individual for an aggregate number of shares of common stock in any fiscal year that exceeds 3,500,000 shares of common stock, and those executives may not be granted awards payable in cash in any fiscal year that exceed as to each individual $15,000,000.

Summary of Awards under the Plan (including what rights as a stockholder, if any, are provided by an award)

        The Plan permits the granting of restricted stock units and/or shares to non-employee directors. Generally, each member of our Board of Directors who is not our employee will be granted on each regularly scheduled annual meeting of the stockholders restricted stock units representing and/or shares having a fair market value on the grant date of up to $500,000. Non-employee directors may elect to defer receipt of such restricted stock units and shares until a time after the date that they would otherwise vest.

        Director Election To Receive Cash Fees as Shares or Restricted Stock Units.    Each director who is not our employee may elect to receive his or her director fees otherwise payable in cash in the form of shares or restricted stock units valued at the fair market value at the close of business of the common stock on the date the fees would otherwise have been payable in cash. Directors may also elect to defer receipt of director fees. All such deferrals will be in the form of restricted stock units in lieu of cash or shares.

        The Plan permits the granting of any or all of the following types of awards to all grantees, other than non-employee directors:

  •
  stock options, including incentive stock options ("ISOs");

  •
  restricted stock;

  •
  restricted stock units;

  •
  performance units;

  •
  performance shares;

  •
  stock appreciation rights; and

  •
  other stock-based awards valued in whole or in part by reference to or otherwise based on the common stock or other securities.

        Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan sponsored by us or an affiliate.

        Stock Options.    The Committee is authorized to grant stock options, including ISOs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option is determined by the Committee and cannot be less than 100% of the fair market value of a share on the grant date. Except in the case of a change in the capital structure of WPX or an extraordinary distribution to stockholders, the Committee has no authority to reprice an option without stockholder approval. The term of each option is fixed by the Committee, provided that it may not exceed ten years from the grant date. Such awards are exercisable in whole or in part at such time or times as determined by the Committee. Options may be exercised by payment of the purchase price in cash or stock or in the manner as determined by the Committee. The value of our common stock underlying the options was $14.54 per share as of March 2, 2018.

        Restricted Stock and Restricted Stock Units.    The Committee may award restricted stock consisting of shares that may not be disposed of by grantees until certain restrictions established by the

Committee lapse. A grantee receiving restricted stock will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends on shares once they vest, unless the Committee otherwise determines. The Committee may also make awards of restricted stock units, generally consisting of a right to receive shares at the end of a specified period of restriction. Awards of restricted stock units are subject to such limitations as the Committee may impose, which limitations may lapse at the end of the restricted period, in installments or otherwise. Restricted stock unit awards carry no voting or dividend rights or other rights associated with stock ownership. On termination of employment during the period of restriction, unvested restricted stock or restricted stock units will be forfeited subject to such exceptions, if any, as are authorized by the Committee.

        No Dividend Equivalents.    Dividend equivalents may not be granted under the Plan with respect to any awards.

        Performance Units.    The Committee may grant performance units, which entitle a grantee to cash or shares conditioned on the fulfillment of certain performance conditions and other restrictions as specified by the Committee. A performance unit is valued based on a value established by the Committee. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards. It is expected that long-term performance incentives will be granted as performance units and that the performance measures will generally be selected from among those listed in the Plan.

        Performance Shares.    The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned on the fulfillment of certain performance conditions and other restrictions as specified by the Committee. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards. These awards may be granted as a form of annual or long-term performance bonuses. Performance measures will generally be selected from among those listed in the Plan.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights, which entitle a grantee the right to receive on exercise of the stock appreciation right an amount equal to the difference between base amount of the stock appreciation right and the fair market value of a share on the exercise date, multiplied by the number of shares with respect to which the stock appreciation right relates. The Committee determines the terms and conditions of such awards, including the base amount of the stock appreciation right. Except in the case of a change in the capital structure of WPX or an extraordinary distribution to stockholders, the Committee has no authority to reprice a stock appreciation right without stockholder approval.

        Other Stock-Based Awards.    In order to enable us to respond to significant regulatory developments as well as to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee shall determine the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

        Performance-Based Awards.    The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of the grant or vesting of an award.

        Payment and Deferral of Awards.    In general, awards may be settled in cash, stock, other awards, or other property, in the discretion of the Committee in accordance with the Plan. The Committee may require or permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish. The Plan authorizes the Committee to place shares or other property in trusts or to make other arrangements to provide for payment of obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

        Transfer Limitations on Awards.    Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee's lifetime only by the grantee or, if permitted under applicable law, by the grantee's guardian or legal representative. However, certain transfers of awards for estate planning purposes may be permitted in the discretion of the Committee.

Amendment to and Termination of the Plan

        The Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of the NYSE (or any securities exchange or other form of securities market on which the common stock is then listed or quoted). The Board, in its discretion, may seek to obtain stockholder approval for amendments or other actions affecting the Plan for which stockholder approval is not required in any circumstance that the Board determines such approval would be advisable. In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan (other than an amendment to the change-in-control provisions of the Plan prior to the time that a change-in-control of the ownership of WPX may occur).

Change-in-Control

        If, on or within two years after a change-in-control of the ownership of WPX (a "Change-in-Control"), a grantee's employment (but not including service as a director) is terminated without cause or by the grantee for good reason:

  •
  all of the grantee's outstanding awards will become fully vested;

  •
  all performance criteria will be deemed fully achieved at the target level, to the extent applicable; and

  •
  the grantee's non-qualified options will continue to be exercisable for 18 months (but no longer than the remaining original option term).

        For purposes of the Plan, a Change-in-Control is generally deemed to have occurred on:

  •
  the acquisition of 25% or more of the ownership of WPX by any entity, person, or group other than WPX or its control group;

  •
  merger, reorganization, or consolidation that results in a more than 35% change in ownership of WPX;

  •
  The Company's directors as of a baseline date ("Incumbent Directors") and directors approved after that date by at least two-thirds of the Incumbent Directors cease to constitute a majority of the directors then serving;

  •
  consummation of a liquidation or dissolution of WPX; or

  •
  consummation of a sale or other disposition of all or substantially all of the assets of WPX that results in a more than 50% change in ownership of its assets.

        The Plan reserves to the Board the right to amend the provisions of the Plan dealing with the possible future occurrence of a Change-in-Control (including with respect to outstanding awards) without the consent of the grantee at any time prior to the occurrence of a Change-in-Control.

Federal Income Tax Consequences

        We believe that under present law the following are the federal income tax consequences generally arising with respect to awards granted under the Plan. This summary is for stockholder information purposes and is not intended to provide tax advice to grantees. The grant of an option (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or us. The grantee will have no taxable income on exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. In the case of options other than ISOs, we will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired on the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to us in connection with a disposition of shares acquired under an option except that we will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute. Different rules may also apply to an option exercised by a director less than six months after the date of grant.

        With respect to other awards granted under the Plan that may be settled either in cash, in stock or other in property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. We will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than on the lapse of restrictions on transferability or the substantial risk of forfeiture.

        Section 409A was added to the Internal Revenue Code of 1986, as part of the American Jobs Creation Act of 2004. Section 409A generally provides that unless certain requirements are met, amounts deferred under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income by the grantee to the extent not subject to a substantial risk of forfeiture. Section 409A makes important changes in the law governing deferred compensation, including expanding the types of arrangements and plans that are deemed to constitute deferred compensation. Under Section 409A a grantee receiving deferred compensation may be subject to additional income taxation on amounts deferred and the Company has certain reporting obligations relating to payment of deferred compensation. Even where the Committee determines in its discretion that it is desirable to comply with Section 409A and attempts to structure awards accordingly, awards under the Plan may not in certain cases comply with Section 409A. In order to increase the likelihood of compliance in those situations where the Committee deems compliance desirable, both the Plan and outstanding award agreements will be amended or deemed modified in as close a manner as possible to give effect to the original terms of the award, or, only if necessary because an amendment would not avoid the additional income tax rescinded. Any of these actions may be taken by the Committee without the consent of any grantee.

        The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state, and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

        The number of shares that may be awarded subject to new awards under the Plan is 4,391,285. (There are also 7,605,924 shares subject to awards already issued under the Plan but that remain subject to forfeiture. Per the terms of the existing Plan, any shares subject to awards that are forfeited, terminated or settled in cash shall again be available for grant.) It is not possible to determine (1) how many discretionary grants, nor what types, will be made in the future to grantees; (2) how many discretionary grants will vest rather than be forfeited; (3) the dollar value or number of shares of our common stock that will be distributed to grantees; and (4) the number of shares that will be deliverable under the Plan to non-employee directors as common stock or restricted stock units in lieu of fees at the election of each non-employee director.

Existing Plan Benefits

        The following table sets forth information with respect to equity awards granted during the year ended December 31, 2017.

Name	Dollar Value ($)	Number of Units / Restricted Shares
Richard E. Muncrief	$6,121,815	435,097
J. Kevin Vann	$2,040,600	145,032
Clay M. Gaspar	$2,550,750	181,290
Bryan K. Guderian	$1,530,450	108,774
Dennis C. Cameron	$1,020,300	72,516
Executive group excluding NEOs	$4,977,305	353,753
Non-executive director group	$2,252,466	160,090
Non-executive officer employee group	$13,966,937	992,675

        No options were granted to any director nominee, any current independent director, any associate of a director nominee, current director, or executive officer during the year ended December 31, 2017.

Current Awards Outstanding

        Set forth below is information regarding shares currently outstanding under the Plan and prior plans. The Company made its annual award grant to employees in March 2018 and those awards are included in the data below.

        Selected data as of March 5, 2018:

Stock options outstanding	1,798,269
Weighted average exercise price	14.70
Weighted average remaining contractual life	2.32
Restricted share units outstanding (unvested)	4,684,976
Shares remaining for grant under the 2013 Plan	4,391,285

Vote Required

        Adoption of the proposal to amend the Plan requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting of stockholders.

        The Board of Directors recommends you vote FOR approval of the amendment to the WPX Energy, Inc., 2013 Incentive Plan.

        PROPOSAL 4—APPROVAL OF AN AMENDMENT TO THE WPX ENERGY, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR PURCHASE AND ELIMINATE THE CURRENT TERMINATION DATE FOR THE PLAN

        The Board of Directors has approved and unanimously recommends that stockholders approve an amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan (the "ESPP") to replenish the number of shares of our common stock that we may issue under the ESPP by 750,000 and to eliminate the current December 11, 2021 termination date for the plan (the "Proposed ESPP Amendment"). Currently, there are 1,000,000 shares authorized for issuance under the ESPP, of which 163,614 remained available for future issuance as of March 5, 2018, and the ESPP's term ends December 11, 2021 unless sooner terminated in accordance with the provisions of the ESPP.

        The ESPP was adopted effective as of December 2, 2011 and allows our eligible employees to purchase our common stock at a discount from the market value of the shares.

Material Terms of the ESPP

        The following is a summary of the material terms of the ESPP. This summary is subject to and qualified by reference to the actual text of the ESPP, as amended, a complete copy of which is attached as Appendix B to this proxy statement.

Administration of the ESPP

        The Committee administers the ESPP. The Committee's members are all independent directors under the NYSE listing standards and meet the definition of an outside director under the Internal Revenue Code. Subject to the terms and conditions of the ESPP, the Committee has full power and authority to interpret, administer, construe and approve transactions under the ESPP.

Shares Available under the ESPP

        At the annual meeting of stockholders, stockholders will be asked to approve a 750,000 share increase in the number of shares of our common stock available for issuance under the ESPP. Currently, there are 1,000,000 shares authorized for issuance under the ESPP, of which 163,614 remained available for future issuance as of March 5, 2018.

Eligibility for Participation in the ESPP

        Employees are generally eligible to participate in the ESPP if they are (i) customarily employed by us or one of our designated subsidiaries and (ii) employed as of the first day of the offering period; but in all cases excluding any such employee who is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code and who holds a position that has been classified as an executive position by our executive compensation department. However, such employees will not be eligible to participate in the ESPP if, immediately following the grant, they (or any other person whose stock would be attributed to them pursuant to Section 424(d) of the Internal Revenue Code) would possess common stock and/or hold outstanding options to purchase stock, or stock of a subsidiary, representing 5% or more of the total combined voting power or value of all such classes of stock or of any subsidiary.

Offering Periods

        The ESPP generally provides for offerings beginning on the first day of the year or the first day of the seventh month of the year (each an "offering date") and concludes on the last day of the sixth month after the offering date (the "purchase date"). The six month period for which an offering is effective is referred to as an "offering period." Eligible employees may elect to participate in an offering period. Such election shall provide the right to purchase shares of common stock on the purchase date of such offering period. The number of shares of common stock shall be determined by dividing each participant's payroll deductions accumulated during each offering period prior to such purchase date and retained in the participant's payroll deduction account as of such purchase date by the applicable purchase price. The right to purchase shares of common stock with respect to an offering period will expire on the purchase date.

        In general, the maximum payroll deduction for the ESPP, to be applied annually, is $15,000, or such greater amount as designated by the Committee. In general, the maximum payroll deductions that a participant may elect for any offering period shall not exceed $7,500.

Purchase of Stock; Limitations on Purchase of Stock

        Unless a participant reduces his or her payroll deduction to zero, or otherwise becomes ineligible, the purchase of shares of common stock will be exercised automatically on each purchase date, and, subject to the limitations on the number of shares that may be purchased under the ESPP, which is currently 750 shares per offering period, the maximum number of shares will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions elected to be withheld under the ESPP. Participants may not purchase shares of common stock under the ESPP to the extent that their rights to purchase shares under the ESPP, when combined with all other rights and options granted to them under all employee stock purchase ESPPs or any subsidiary corporation ESPPs, would permit them to purchase shares of common stock with a fair market value (determined on the first day of the applicable offering period) in excess of $25,000 for any calendar year in which such purchase right is outstanding at any time. In order to comply with this $25,000 limitation, we may decrease the rate of payroll deductions to zero percent at any time during the offering period.

Purchase Price

        The purchase price per share of common stock under the ESPP will be the lesser of: (i) 85% of the fair market value of a share of common stock on the offering date and (ii) 85% of the fair market value of a share of common stock on the purchase date.

Termination of Employment

        Upon termination of a participant's employment during the offering period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to the ESPP (that have not been used to purchase shares of common stock) will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto. The participant's option will be automatically terminated. Such termination will be deemed a withdrawal from the ESPP.

Transferability

        Rights under the ESPP are not transferable by participants, other than by will or the laws of descent and distribution or as otherwise allowed by the ESPP by way of designation of a beneficiary.

Any such attempt at assignment, transfer, pledge or other disposition will have no effect, except that we may treat such act as an election to withdraw funds.

        The Board of Directors may at any time and for any reason terminate or amend the ESPP. Except as allowed by the ESPP generally with respect to changes in capitalization or corporate transactions, no such termination of the ESPP may affect options previously granted. Additionally, except as allowed by the ESPP generally with respect to changes in capitalization or corporate transactions, no such amendment to the ESPP shall make any change in any option previously granted that adversely affects the rights of any participant.

Term

        The ESPP is currently scheduled to terminate on December 11, 2021. If this proposal is approved by our stockholders, the ESPP's termination date will be eliminated.

Federal Income Tax Consequences

        The following discussion of certain of the U.S. federal income tax consequences of awards under the ESPP is based on current U.S. federal tax laws and regulations and does not purport to be a complete discussion. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the U.S. federal income tax consequences described below. The following summary of the U.S. federal income tax consequences in respect of the ESPP is for general information only. Interested parties should consult their own tax advisors as to specific tax consequences, including the application and effect of foreign, state and local laws.

        The ESPP is intended to be an "employee stock purchase plan" as defined in Section 423 of the IRC, under which neither the grant nor the exercise of rights to acquire common stock under the ESPP is taxable to the participant or gives rise to a deduction for the company. Amounts deducted from a participant's compensation to purchase shares under the ESPP are taxable to the participant in the year in which the amounts would otherwise have been received.

        If a participant sells the shares acquired under the ESPP within two years after the beginning of the applicable purchase period or within one year under the current ESPP, or 18 months if the Proposed ESPP Amendment is approved, of the purchase date, the participant will recognize ordinary income in the year of the sale, the amount of which generally will be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable purchase period) over the purchase price for those shares. The participant's tax basis will increase by the amount recognized as ordinary income and any further gain or loss realized upon the sale will be capital gain or loss. To the extent that an employee recognizes ordinary income, the company will be entitled to a corresponding deduction, provided that, among other things, (i) the income meets the test or reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the IRC and is not disallowed by the $1 million limitation under Section 162(m) of the IRC and (ii) any applicable reporting obligations are satisfied

Vote Required and Board Recommendation

        We have followed sound corporate governance practices and have delivered on our commitment to provide stockholder value. We believe that allowing eligible employees to purchase our common stock at a discount from its market value helps align the interests of a broad segment of our workforce with those of our stockholders. We also believe that the ESPP helps us retain and attract talented individuals. Your approval of the Proposed ESPP Amendment is important in order to enable us to continue to align the interests of all of our eligible employees with those of our stockholders and to retain and attract the most qualified talent in our industry.

        Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting. Abstentions will have the effect of a vote against the proposal.

        The Board of Directors unanimously recommends a vote FOR the approval of this proposal.

PROPOSAL 5—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. The Board has proposed that stockholders ratify this appointment at the Annual Meeting. If stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment but is not obligated to appoint another independent registered public accounting firm.

        In selecting Ernst & Young LLP as our independent public accounting firm for 2018, the Audit Committee considered a number of factors, including:

  •
  Ernst & Young LLP's internal quality-control procedures, including results of the most recent Public Company Accounting Oversight Board (PCAOB) inspection report on Ernst & Young LLP and the results of peer review examinations;

  •
  Consideration of investigations by governmental or professional authorities and whether they may impair Ernst & Young LLP's ability to perform our annual audit;

  •
  Ernst & Young LLP's independence program and any relationships between Ernst & Young LLP and our company that could have a bearing on Ernst & Young LLP's independence;

  •
  Ernst & Young LLP's industry experience to audit our operations;

  •
  The professional qualifications of the lead audit partner and other key engagement personnel;

  •
  The periodic refreshment of perspective and objectivity provided by the mandatory five-year rotation of the partner-in-charge;

  •
  The engagement team's collective expertise and knowledge of our business, operations and risk profile; and

  •
  The results of the evaluation of Ernst & Young LLP's performance described in the Audit Committee Report.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from stockholders.

        The Board recommends a vote FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Proxies will be voted FOR ratifying this selection unless you specify otherwise.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 6, 2018, with respect to the number of shares of common stock owned by (a) each director and nominee for director of the Company, (b) each named executive officer of the Company, (c) all directors and executive officers and nominees as a group and (d) each stockholder known by the Company to own beneficially more than five percent of a class of the outstanding common stock. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person's or group's name.

Name of Individual or Group	Shares of Common Stock Owned Directly or Indirectly(1)(2)		Options Exercisable Within 60 Days of March 6, 2018(3)	Total(1)(2)(3)		Percent of Class (4)
John A. Carrig	144,311	(5)	0	144,311	(5)	*
William R. Granberry	153,414	(6)	0	153,414	(6)	*
Robert K. Herdman	84,311		0	84,311		*
Kelt Kindick	119,635		0	119,635		*
Karl F. Kurz	60,032		0	60,032		*
Henry E. Lentz	94,311		0	94,311		*
George A. Lorch	194,080		0	194,080		*
William G. Lowrie	258,085		0	258,085		*
Kimberly S. Lubel	89,261		0	89,261		*
David F. Work	86,311		0	86,311		*
Dennis C. Cameron	289,006		35,251	324,257		*
Clay M. Gaspar	904,186		0	904,186		*
Bryan K. Guderian	472,346		140,797	613,143		*
Richard E. Muncrief	2,074,282		121,167	2,195,449		*
J. Kevin Vann	611,823		53,645	665,468		*
All directors nominees and executive officers as a group (15 individuals)	5,635,394		350,860	5,986,254		1.50%
BlackRock, Inc.(7)	34,847,371		0	34,847,371		8.8%
Wellington Management Group LLP (and related parties)(8)	21,451,002		0	21,451,002		5.39%
The Vanguard Group, Inc. (and related parties)(9)	33,796,139		0	33,796,139		8.48%

*
Less than 1%.

(1)
Includes restricted stock units over which executive officers have no voting or investment power held under the terms of the WPX Energy, Inc. 2013 Incentive Plan as follows: Mr. Cameron, 105,102; Mr. Gaspar, 329,596; Mr. Guderian, 160,975; Mr. Muncrief, 902,308; Mr. Vann 241,304; and all NEOs who are currently executive officers, 1,739,285. Restricted stock units held by the named executive officers only include performance-based awards.

(2)
Includes restricted stock units and shares of deferred common stock over which independent directors have no voting or investment power held under the terms of the WPX Energy, Inc. 2013 Incentive Plan as follows: Mr. Carrig, 66,504; Mr. Herdman, 66,504; Mr. Kurz, 16,009; Mr. Lorch, 70,989; Mr. Work 48,359; and all independent directors as a group, 268,365. These directors have the right to acquire the shares underlying these restricted stock units and shares of deferred common stock within 60 days of March 6, 2018, except for 9,141 of the restricted stock units held by Mr. Lorch. Restricted stock units include time-based awards. Includes restricted shares of common stock held under the terms of the WPX Energy, Inc. 2013 Incentive Plan, which will vest on May 18, 2018, as follows: Mr. Granberry, 16,009; Mr. Kindick, 16,009; Mr. Lentz, 16,009; Mr. Lorch, 16,009; Mr. Lowrie, 16,009; and Ms. Lubel, 16,009.

(3)
The shares indicated represent stock options granted under the WPX Energy, Inc. 2013 Incentive Plan that are currently exercisable or will become exercisable within 60 days of March 6, 2018. Shares subject to options cannot be voted.

(4)
Ownership percentage is reported based on 399,439,142 shares of common stock outstanding on March 6, 2018, plus, as to the holder thereof and no other person, the number of shares (if any) that the person has the right to acquire as of March 6, 2018, or within 60 days of that date. Restricted stock units that do not vest within 60 days of March 6, 2018 are not included in ownership percentage.

(5)
Includes 10,000 shares owned by Mr. Carrig's spouse, over which she possesses sole voting and investment power.

(6)
Includes 1,496 shares owned by Mr. Granberry's spouse, over which she possesses sole voting and investment power.

(7)
The address of this entity is 55 East 52nd Street, New York, NY 10055. The information provided is based on a Schedule 13G/A filed by BlackRock, Inc. on or about February 8, 2018. That filing indicates that BlackRock, Inc. has sole voting power as to 33,362,702 of the shares shown, sole dispositive power as to all 34,847,371 shares shown and shared dispositive power as to 0 of the shares shown.

(8)
The address of this entity is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210. The information provided is based on a Schedule 13G/A jointly filed by Wellington Management Group LLP ("Wellington Management"), Wellington Group Holdings LLP ("Wellington Holdings") and Wellington Investment Advisors Holdings LLP ("Wellington Advisors") on or about February 8, 2018. These shares are owned of record by clients of Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd., Wellington Management Hong Kong Ltd., Wellington Management International Ltd., Wellington Management Japan Pte Ltd. and Wellington Management Australia Pty Ltd. (collectively, the "Wellington Investment Advisors"). Wellington Advisors controls directly, or indirectly through Wellington Management Global Holdings Ltd., the Wellington Investment Advisors. Wellington Advisors is owned by Wellington Holdings. Wellington Holdings is owned by Wellington Management. The clients of the Wellington Investment Advisors have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities. Each of Wellington Management, Wellington Holdings and Wellington Advisors has shared voting power over 19,319,557 of the shares shown and shared dispositive power over 21,451,002 of the shares shown.

(9)
The address of this entity is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The information provided is based on a Schedule 13G/A filed by The Vanguard Group, Inc. on or about February 9, 2018. That filing indicates that The Vanguard Group has sole voting power as to 210,918 of the shares shown, sole dispositive power as to 33,551,217 of the shares shown and shared dispositive power as to 244,922 of the shares shown. That filing also indicates that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 178,841 of the shares shown as a result of its serving as investment manager of collective trust accounts. That filing further indicates that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 98,158 of the shares shown as a result of its serving as investment manager of Australian investment offerings.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and certain persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and these greater-than—ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of these reports and other information furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and greater—than-ten-percent beneficial owners were complied with on a timely basis during and for the year ended December 31, 2017.

OTHER MATTERS AT MEETING

        In accordance with the requirements of advance notice described in our Bylaws, no stockholder nominations or stockholder proposals will be presented at the Annual Meeting. We know of no other matters that may come before the Annual Meeting. However, if any matters calling for a vote of the stockholders, other than those referred to in this proxy statement, should properly come before the meeting, the persons named in the enclosed proxy will vote such proxy according to their individual judgment.

By Order of the Board of Directors,

Stephen E. Brilz Vice President and Corporate Secretary

Tulsa, Oklahoma
April 3, 2018

APPENDIX A
(Subject to Approval of Proposal 3)
AMENDMENT NO. 3 TO THE WPX ENERGY, INC. 2013 INCENTIVE PLAN
MAY 17, 2018

        WHEREAS, WPX Energy, Inc., a Delaware corporation (the "Company"), with shareholder approval, established an incentive plan effective May 22, 2013, known as the WPX Energy, Inc. 2013 Incentive Plan (the "Plan ").

        WHEREAS , the Company, as authorized by the Board of Directors and subject to shareholder approval, wishes to amend the plan as set forth below:

  1.
  Effective Date. This amendment ("Amendment") will be effective May 17, 2018, upon approval by a majority of the Company's stockholders.

  2.
  Section 4.1 of the Original Agreement is replaced in its entirety by the following:

      4.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be 19,397,209 Shares (such Shares being the same as the 7,605,924 Shares previously issued under the Plan, 4,391,285 Shares remaining as of March 5, 2015, plus 7,400,000 new Shares). The number of Shares available for delivery pursuant to Incentive Stock Options shall be the number set forth in the first sentence of this Section 4.1.

              If any Shares subject to an Award granted hereunder are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, settlement or termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (a) Shares used to pay the exercise price of an Option, (b) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (c) Shares repurchased by the Company on the open market with the proceeds of an Award paid to the Company by or on behalf of the Grantee. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

              Notwithstanding the foregoing, an unlimited number of Shares may be issued under the Plan pursuant to Acquired Entity Awards granted in assumption of, or in substitution for, an outstanding award previously granted by an Acquired Entity, so long as the terms of the acquisition of such awards previously granted by an Acquired Entity do not expressly provide for the issuance of Shares authorized under this Section 4.1.

  3.
  Except as amended by Sections 1-2 above, all terms and conditions of the Plan shall remain in force and effect as originally written.

A-1

APPENDIX B
(Subject to Approval of Proposal 4)

WPX Energy, Inc.

2011 Employee Stock Purchase Plan

Effective as of December 2, 2011, Amended as of February 19, 2018

AMENDED WPX ENERGY, Inc.
2011 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of December 2, 2011, Amended as of February 19, 2018)

        The following constitute the provisions of the Amended 2011 Employee Stock Purchase Plan of WPX Energy, Inc.

        1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.    Definitions.

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Common Stock" means the Common Stock of the Company.

          (d)   "Company" means WPX Energy, Inc., a Delaware corporation.

          (e)   "Compensation" means the salary and wages paid to an Employee by the Company or a Designated Subsidiary including any pre-tax contributions under any tax-qualified retirement plan sponsored by the Company, base pay, short term disability paid by the Company or any Designated Subsidiary, bonuses (unless specifically excluded under a written bonus arrangement), if any, when paid, overtime, commissions, and salary reduction amounts contributed to any cafeteria plan, flexible benefit plan, or qualified transportation plan established by the Company or any Designated Subsidiary in accordance with Code Section 125 and related sections of the Code, but excluding severance pay, cost of living pay, housing pay, relocation pay (including mortgage interest differential), other taxable fringe benefits and other extraordinary compensation, all as determined by the Compensation Committee in its sole discretion.

          (f)    "Compensation Committee" means the committee of the Board designated as the Compensation Committee or, if there is no Compensation Committee, the Board or such other committee designated to administer this Plan.

          (g)   "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Compensation Committee, provided that any such military, sick, or other leave of absence is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

          (h)   "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

          (i)    "Corporate Transaction" means a merger, consolidation, acquisition of property or stock, a separation, reorganization, or liquidation of the Company and such other corporate events as are described in Section 424 of the Code and the Treasury regulations promulgated thereunder.

          (j)    "Designated Subsidiaries" means the Subsidiaries that have been designated to participate as listed on Appendix A and such other Subsidiaries that may be designated by the Compensation Committee from time to time in its sole discretion as eligible to participate in the Plan.

          (k)   "Employee" means any person, who is an employee of the Company or its Designated Subsidiaries within the meaning of Section 3401(c) of the Code and the Treasury regulations promulgated thereunder and who is customarily employed by the Company or one of its Designated Subsidiaries, but in all cases excluding any such employee of the Company or its Designated Subsidiaries who is a highly compensated employee within the meaning of Section 414(q) of the Code and who holds a position that has been classified as an executive position by the Company.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m)  "Offering Date" means the first business day of each Offering Period of the Plan.

          (n)   "Offering Period" means a period of six (6) months commencing on January 1 and July 1 of each year, provided that the first Offering Period under the plan will be the period commencing on a date designated by the Compensation Committee and ending on June 30, 2012, or such later date as designated by the Compensation Committee.

          (o)   "Plan" means WPX Energy, Inc. 2011 Employee Stock Purchase Plan.

          (p)   "Purchase Date" means the last day of each Offering Period of the Plan.

          (q)   "Purchase Price" means with respect to an Offering Period, an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower.

          (r)   "Share" means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

          (s)   "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. In addition, to the maximum extent permitted by Section 423 of the Code, disregarded entities which are owned by a corporation which meets the requirements of the preceding sentence shall be ignored (and Employees, if any, of the disregarded entities shall be considered employed by the corporation that owns such entity). In all cases the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

        3.    Eligibility.

          (a)   Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (c)   Under the situations detailed in Section 3(a) and 3(b), to the extent necessary to comply, a participant's Contributions credited to his or her account may be returned to him or her and his or her option(s) may be terminated.

        4.    Offering Periods.    The Plan shall be implemented by a series of Offering Periods of six (6) months' duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Compensation Committee). The first Offering Period however shall be the period commencing on a date designated by the Compensation Committee and ending on June 30, 2012 , or such later date as designated by the Compensation Committee. The Plan shall continue until terminated in accordance with Section 19 hereof. The Compensation Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected; provided however any such change shall comply with Section 423(b) of the Code.

        5.    Participation.

          (a)   An eligible Employee may become a participant in the Plan by completing required documents ("Enrollment Documents") and submitting them to the stock brokerage or other financial services firm designated by the Company ("Designated Broker") as required prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Compensation Committee for all eligible Employees with respect to a given Offering Period; provided however, that notwithstanding anything to the contrary, such later time for submission shall not be after the beginning of the Offering Period. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the dollar amount of the participant's Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

          (b)   Payroll deductions shall commence on the first full payroll paid following the Offering Date and shall end in the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, subject to Section 10.

        6.    Method of Payment of Contributions.

          (a)   Subject to the limitations set forth in Section 3(b), a participant shall elect at the time and manner prescribed by the Designated Broker to have payroll deductions made on each payday during the Offering Period in an dollar amount of not less than $10.00 but not to exceed $576 per payday (or such greater amount as the Compensation Committee may establish from time to time before an Offering Date) of such participant's Compensation on each payday during the Offering Period; provided further that once such election has been made and the Offering Period begins, the participant may not increase such election amount during such Offering Period and may decrease such election amount only as detailed in Section 6(b) or elsewhere in this Plan. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Further, the maximum payroll deductions that a participant may elect per Offering Period shall not exceed $7,500 and the maximum payroll deductions that a participant may elect for any calendar year shall not exceed $15,000 (or, subject to the limitations set forth in Section 3(b), such greater amount as the Compensation Committee may establish from time to time before an Offering Date). Finally, subject to the preceding sentence and to the limitations set forth in Section 3(b), a participant (i) who has elected to participate in the Plan pursuant to this Section 6(a) for an Offering Period and (ii) who takes no action to change or revoke such election, for the next following Offering Period and/or for any subsequent Offering Period prior to the Offering Date for any such respective Offering Period shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Offering

  Periods as was in effect immediately prior to such respective Offering Date; provided further that any participant who has elected to participate in the Plan for the first Offering Period who takes no action to change or revoke such election, for the next following Offering Period and/or for any subsequent Offering Period prior to the Offering Date for any such respective Offering Period shall be deemed to have made the same payroll deduction authorization for such next following and/or subsequent Offering Periods as was in effect immediately prior to such respective Offering Date.

          (b)   A participant may not discontinue his or her participation in the Plan except as provided in Section 10; provided, however, that, a participant may reduce his or her payroll deduction to zero during an Offering Period by completing and filing with the Designated Broker the required documents authorizing such a change in the payroll deduction rate if the documents are completed at least ten (10) days prior to the Purchase Date. Such change to zero will apply for the whole Offering Period and will be irrevocable with respect to the Option Period. A participant's Contributions prior to the processing of the change in his or her payroll deduction rate to zero will be paid to such participant, and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares shall be made during the Offering Period. Such a participant will be required to actively make a new election for the next Offering Period that he or she chooses to participate in.

          (c)   Notwithstanding the foregoing, solely to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to any amount below the elected dollar amount including a decrease to $0. Payroll deductions shall re-commence at the rate provided in such participant's Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated as provided in Section 10.

        7.    Grant of Option.

          (a)   On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Offering Period shall be 750 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

          (b)   The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") shall be the closing sales price on the New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal (or an equivalent alternate or successor). In the event the Company's Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Compensation Committee in such manner as it deems appropriate.

        8.    Exercise of Option.    Subject to Section 10, a participant's option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the greatest number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Fractional Shares up to three decimal places shall be issued, as necessary; provided that any excess Contributions in a participant's account that cannot purchase a fractional Share up to three decimal points may be returned to such participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the

Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

        9.    Holding Period and Delivery.    As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant's name with the Designated Broker. Any payroll deductions accumulated in a participant's account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan may be returned to the participant. The Compensation Committee may require that Shares be retained with the Designated Broker for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. Subject to the holding period described in the following sentence, a participant may, at any time, direct the Designated Broker to sell his or her Shares and deliver to the participant the proceeds therefrom, less applicable expenses. Notwithstanding any other provision of the Plan to the contrary, all Shares purchased by a participant cannot be sold or otherwise transferred by the participant to anyone else until eighteen months after the Purchase Date.

        10.    Withdrawal; Termination of Employment.

          (a)   A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan as detailed in Section 6(b).

          (b)   Upon termination of the participant's status as an eligible Employee and/or Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

          (c)   In the event an Employee fails to remain in Continuous Status as an Employee of the Company during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d)   An Employee's withdrawal from an offering (other than under Section 10(b)) will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

        11.    Interest.    No interest shall accrue on the Contributions of a participant in the Plan.

        12.    Stock.

          (a)   Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be 1,750,000 Shares. If the Compensation Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (1) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of shares available for sale under the Plan on such Purchase Date, the Compensation Committee may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

          (b)   The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

        13.    Administration.    The Compensation Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee delegates the routine day-to-day administration of the Plan (including the selection of a Designated Broker for the Plan) to the Vice President for Administration.

        14.    Designation of Beneficiary.

          (a)   A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and manner prescribed by the Designated Broker.

          (b)   Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, on behalf of such estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the applicable heirs at law.

        15.    Transferability.    Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

        16.    Use of Funds.    All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

        17.    Reports.    Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

        18.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

          (a)   Adjustment.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 12(a) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a spin-off, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

          (b)   Corporate Transactions.    In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, subject to Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

        19.    Amendment or Termination.

          (a)   The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Compensation Committee shall be entitled to change the Offering Periods (solely prior to the commencement of the affected Offering Periods), limit the frequency and/or number of changes in the amount withheld during an Offering Period (solely prior to the commencement of the affected Offering Periods), establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other procedures as the Compensation Committee determines in its sole discretion advisable that are consistent with the Plan.

        20.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22.    Effective Date; Term of Plan.    The Plan was effective upon approval by The Williams Companies, Inc. as the Company's sole stockholder. It shall continue in effect until terminated pursuant to the provisions of Section 19.

        23.    Additional Restrictions of Rule 16b-3.    The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        24.    Not a Contract of Employment.    The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Designated Subsidiaries and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Designated Subsidiaries to purchase Common Stock at a discount, in the future. The rights and obligations under any participant's terms of employment with the Company or any of the Designated Subsidiaries shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any of the Designated Subsidiaries or to restrict the right of the Company or any of the Designated Subsidiaries to discharge any person at any time, nor shall the Plan be deemed to give the Company or any of the Designated Subsidiaries the right to require any person to remain in the employ of the Company or any of the Designated Subsidiaries or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

        25.    Equal Rights and Privileges.    All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the related Treasury regulations. Any provision of the Plan which is inconsistent with Section 423 of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section shall take precedence over all other provisions of the Plan.

APPENDIX A DESIGNATED SUBSIDIARIES

WPX Energy Services Company, LLC

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 16, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/WPX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. + 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - John A. Carrig 02 - Robert K. Herdman 03 - Kelt Kindick 05 - Henry E. Lentz 06 - William G. Lowrie 04 - Karl F. Kurz 08 - Richard E. Muncrief 09 - Valerie M. Williams 07 - Kimberly S. Lubel 10 - David F. Work For Against Abstain ForAgainst Abstain 2. Say on Pay - An advisory vote on the approval of executive compensation. 3. Approval of an amendment to the WPX Energy, Inc. 2013 Incentive Plan to increase the number of authorized shares. 4. Approval of an amendment to the WPX Energy, Inc. 2011 Employee Stock Purchase Plan to increase the number of shares available for purchase and eliminate the plan termination date. 5. Proposal to ratify the appointment of Ernst & Young LLP as the independent public accounting firm for the Company for the year ending December 31, 2018. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 7 3 1 8 6 1 02S9XB MMMMMMMMM B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2018 Annual Meeting of WPX Energy, Inc. Stockholders Thursday, May 17, 2018, 9:30 a.m. (Central Time) Oklahoma Ballroom Hyatt Regency Hotel, 100 East Second Street Tulsa, Oklahoma 74103 Directions to the Hyatt Regency Hotel From the airport: Merge onto OK-11 W toward US-75. Take the exit on the left onto US-75 S toward Okmulgee/Downtown Tulsa. Take the 1st St/1-244 E/US-412 E exit on the left. Take the 1st St. ramp toward downtown. Turn right onto E 1st St. Turn left onto S Cheyenne Ave. Take the first left onto W 2nd St. and Hyatt Regency Tulsa will be on the right. The Oklahoma Ballroom is located on the lower level of the hotel. Downtown: The Oklahoma Ballroom is located on the lower level of the Hyatt Regency Hotel. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — WPX Energy, Inc. Notice of 2018 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting Dennis C. Cameron and Stephen E. Brilz, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of WPX Energy, Inc. to be held on May 17, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C